Exhibit 99.2
Unaudited
Financial Supplement
March 31, 2007
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
National City Mortgage Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	22
Commercial Loan Industry Concentration	22
Retail Banking Performance Measures	23
Asset Management Performance Measures	24
Loan Sale and Servicing Revenue	25
NCM Loan Sale Data	26
NCM Loan Servicing Data	27
Run-Off Loan Portfolio Statistics	28-29
Home Equity Sale and Servicing Portfolio Data	30
Home Equity Portfolio Data	31
Line of Business Results	32-36

Monthly Financial Trends
Consolidated Selected Average Balances	37
Credit Quality Statistics	38
Capitalization	39
Full-Time Equivalent Employees By Line of Business	39
Retail Banking Performance Measures	40
Asset Management Performance Measures	41
National City Mortgage Statistics	41
National Home Equity Statistics	41
Run-Off Loan Portfolio Statistics	42

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Credit Quality — page 21
Changes in nonperforming portfolio loans, changes in OREO, and loans 30-89 days past due have been added to this page.
Commercial Loan Industry Concentration — page 22
New Commercial loans by major industry have been added to this page.
Run-Off Loan Portfolio Statistics — pages 28-29
Statistics on the First Franklin nonconforming mortgage portfolio and National Home Equity home equity loans and lines of credit run-off portfolios have been summarized on this page. A rollforward of First Franklin loans has also been added.
Home Equity Sale and Sevicing Portfolio Data — page 30
The gross gain on sale percentage for NHE home equity loans and lines of credit sales has been added to this page.
Home Equity Portfolio Data — page 31
Insured balances of Retail Banking home equity loans and lines of credit have been added to this page.
Line of Business Results — pages 32-36
In conjunction with a reorganization of management structure, the line of business presentation has been realigned. The former Wholesale Banking business has been split into Commercial Banking-Regional and Commercial Banking-National. The National Home Equity and National City Mortgage businesses have been grouped into a new Mortgage Banking segment. Consumer & Small Business Financial Services has been renamed Retail Banking. Exited businesses and run-off portfolios have been grouped into Parent and Other. All prior period data has been reclassified to conform with the new presentation.
Monthly Financial Trends          Run-Off Loan Portfolio Statistics — page 42
The First Franklin nonconforming mortgage portfolio delinquency ratio has been added to this page.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

	2007	2006				2005

	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

EARNINGS
Tax-equivalent interest income	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751
Interest expense	1,100	1,137	1,148	1,076	969	921	827	694	594

Tax-equivalent net interest income	1,118	1,133	1,150	1,167	1,184	1,192	1,207	1,171	1,157
Provision for credit losses	107	323	73	60	27	132	56	26	70

Tax-equivalent NII after provision for credit losses	1,011	810	1,077	1,107	1,157	1,060	1,151	1,145	1,087
Noninterest income	621	1,702	877	784	656	777	747	981	799
Noninterest expense	1,171	1,210	1,184	1,174	1,149	1,267	1,156	1,180	1,148

Income before taxes and tax-equivalent adjustment	461	1,302	770	717	664	570	742	946	738
Income taxes	134	452	236	238	197	164	256	313	247
Tax-equivalent adjustment	8	8	8	6	8	8	8	8	7

Net income	$319	$842	$526	$473	$459	$398	$478	$625	$484

Effective tax rate	29.5%	34.9%	30.9%	33.5%	30.1%	29.1%	34.9%	33.4%	33.8%

PER COMMON SHARE
Net income:
Basic	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$.75
Diluted	.50	1.36	.86	.77	.74	.64	.74	.97	.74
Dividends paid	.39	.39	.39	.37	.37	.37	.37	.35	.35
Book value	22.12	23.06	21.44	20.84	20.69	20.51	20.54	20.42	19.82
Market value (close)	37.25	36.56	36.60	36.19	34.90	33.57	33.44	34.12	33.50
Average shares:
Basic	631.7	611.9	603.8	609.7	611.9	618.2	635.9	636.9	643.0
Diluted	640.5	620.7	612.1	618.2	619.7	625.4	644.7	644.1	652.5

PERFORMANCE RATIOS
Return on average common equity	8.98%	24.93%	16.45%	15.08%	14.91%	12.57%	14.59%	19.65%	15.35%
Return on average total equity	8.99	24.94	16.46	15.10	14.92	12.59	14.61	19.66	15.37
Return on average assets	.94	2.44	1.51	1.35	1.33	1.10	1.31	1.80	1.42
Net interest margin	3.69	3.73	3.73	3.73	3.81	3.74	3.72	3.76	3.78
Efficiency ratio	67.37	42.71	58.43	60.14	62.45	64.35	59.19	54.83	58.67

LINE OF BUSINESS (LOB) RESULTS
Net Income:
Retail Banking	$173	$133	$194	$210	$177	$165	$174	$156	$144
Commercial Banking — Regional	160	124	154	138	141	126	145	146	133
Commercial Banking — National	58	61	58	65	66	73	68	55	55
Mortgage Banking	2	39	67	(18)	(34)	59	59	180	118
Asset Management	26	21	24	30	22	14	19	26	21
Parent and Other	(100)	464	29	48	87	(39)	13	62	13

Total Consolidated National City Corporation	$319	$842	$526	$473	$459	$398	$478	$625	$484

LOB Contribution to Diluted Earnings Per Share:
Retail Banking	$.27	$.22	$.32	$.34	$.28	$.26	$.27	$.24	$.22
Commercial Banking — Regional	.25	.20	.25	.22	.23	.20	.22	.23	.21
Commercial Banking — National	.09	.10	.10	.11	.11	.12	.11	.08	.08
Mortgage Banking	—	.06	.11	(.03)	(.06)	.10	.09	.28	.18
Asset Management	.04	.03	.04	.05	.04	.02	.03	.04	.03
Parent and Other	(.15)	.75	.04	.08	.14	(.06)	.02	.10	.02

Total Consolidated National City Corporation	$.50	$1.36	$.86	$.77	$.74	$.64	$.74	$.97	$.74

(1)   See pages 32-36 for more details on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

	2007	2006				2005

	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

CREDIT QUALITY STATISTICS
Net charge-offs	$147	$128	$117	$76	$121	$138	$83	$72	$87
Provision for credit losses	107	323	73	60	27	132	56	26	70
Loan loss allowance	1,104	1,131	932	989	1,001	1,094	1,108	1,125	1,179
Lending-related commitment allowance	63	78	80	77	79	84	88	100	93
Nonperforming assets	801	732	689	667	647	596	585	572	578
Annualized net charge-offs to average portfolio loans	.61%	.54%	.48%	.30%	.46%	.52%	.30%	.27%	.35%
Loan loss allowance to period-end portfolio loans	1.11	1.18	1.00	.98	.98	1.03	1.02	1.05	1.15
Loan loss allowance to nonperforming portfolio loans	206.08	226.13	198.25	202.14	207.14	223.11	230.08	238.64	245.11
Loan loss allowance (period-end) to annualized net charge-offs	184.68	223.38	200.10	326.17	204.29	199.42	336.67	391.50	330.46
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.80	.76	.74	.66	.63	.56	.54	.53	.56

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	7.07%	8.93%	7.48%	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%
Total risk-based capital(1)	10.12	12.16	10.30	10.20	10.31	10.54	10.78	11.20	11.25
Leverage(1)	6.92	8.56	7.13	6.89	6.92	6.83	7.03	7.36	7.22
Period-end equity to assets	9.51	10.40	9.34	8.91	9.00	8.86	8.80	9.02	8.97
Period-end tangible common equity to assets (2)	6.26	7.77	6.99	6.60	6.70	6.57	6.57	6.75	6.65
Average equity to assets	10.45	9.78	9.16	8.97	8.94	8.78	8.95	9.13	9.23
Average equity to portfolio loans	14.66	14.38	13.03	12.35	11.83	11.79	11.98	12.16	12.62
Average portfolio loans to deposits	111.78	110.18	116.64	122.88	127.05	126.68	127.88	130.12	124.24
Average portfolio loans to core deposits	128.66	131.69	140.31	146.55	155.09	156.15	158.32	154.90	150.92
Average portfolio loans to earning assets	80.79	76.65	79.11	81.32	84.71	83.41	83.59	84.13	82.45
Average securities to earning assets	6.34	6.43	6.40	6.24	6.20	6.00	5.75	6.21	6.67

AVERAGE BALANCES
Assets	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516
Portfolio loans	98,198	93,124	97,404	101,757	105,431	106,433	108,386	104,908	101,283
Loans held for sale or securitization	11,769	17,425	15,065	12,760	8,826	11,172	11,570	10,109	11,502
Securities (at cost)	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,746	8,195
Earning assets	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,691	122,847
Core deposits	76,322	70,717	69,419	69,434	67,979	68,160	68,462	67,728	67,109
Purchased deposits and funding	43,001	48,917	52,321	54,338	55,105	58,661	59,567	55,859	54,713
Total equity	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779

PERIOD-END BALANCES
Assets	$138,559	$140,191	$138,123	$141,486	$140,231	$142,397	$146,750	$144,143	$140,982
Portfolio loans	99,566	95,492	92,963	100,973	102,269	106,039	108,910	106,808	102,932
Loans held for sale or securitization	10,693	12,853	19,505	12,964	11,779	9,667	11,942	11,539	11,639
Securities (at fair value)	7,208	7,509	7,906	7,726	7,609	7,875	7,568	7,694	8,085
Core deposits	77,884	73,375	68,788	69,744	69,884	68,408	67,738	67,922	68,336
Purchased deposits and funding	42,897	47,147	51,987	54,069	52,879	56,564	61,839	58,639	55,274
Total equity	13,170	14,581	12,902	12,610	12,623	12,613	12,920	13,002	12,643

(1)	First quarter 2007 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

	2007	2006				2005

	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Interest Income:
Loans	$2,055,933	$2,107,538	$2,143,202	$2,089,927	$2,010,826	$1,977,690	$1,904,666	$1,736,785	$1,619,969
Securities:
Taxable	97,145	100,149	98,585	97,085	89,988	85,291	81,689	86,041	89,776
Exempt from Federal income taxes	5,350	5,892	6,217	6,495	6,857	7,205	7,377	7,538	8,389
Dividends	456	954	256	345	1,351	2,424	2,420	2,436	1,577
Federal funds sold and security resale agreements	22,927	15,000	8,840	7,013	3,994	4,165	3,977	2,070	2,054
Other investments	28,606	32,787	33,132	35,265	32,064	27,615	26,407	22,107	22,151

Total interest income	2,210,417	2,262,320	2,290,232	2,236,130	2,145,080	2,104,390	2,026,536	1,856,977	1,743,916

Interest Expense:
Deposits	685,705	663,666	638,290	581,307	537,053	494,185	439,887	357,827	312,702
Federal funds borrowed and security repurchase agreements	57,377	88,699	82,632	53,967	59,207	72,887	61,801	37,551	37,654
Borrowed funds	16,197	25,097	23,387	31,909	22,500	27,869	19,037	14,492	6,498
Long-term debt	340,413	359,833	403,899	408,688	350,025	325,990	306,175	284,428	237,088

Total interest expense	1,099,692	1,137,295	1,148,208	1,075,871	968,785	920,931	826,900	694,298	593,942

Net interest income	1,110,725	1,125,025	1,142,024	1,160,259	1,176,295	1,183,459	1,199,636	1,162,679	1,149,974
Provision for credit losses	106,846	322,701	72,932	59,917	27,043	131,868	55,452	25,827	70,447

Net interest income after provision for credit losses	1,003,879	802,324	1,069,092	1,100,342	1,149,252	1,051,591	1,144,184	1,136,852	1,079,527

Noninterest Income:
Loan sale revenue	75,237	120,937	215,479	285,001	144,096	193,139	157,881	258,485	198,851
Loan servicing revenue	32,056	52,561	103,556	(20,597)	(44,053)	32,535	65,429	187,756	113,659
Deposit service charges	204,251	211,812	214,354	203,587	188,548	201,109	197,987	176,307	164,877
Insurance revenue	34,249	30,850	33,767	32,989	31,735	31,997	24,617	25,110	21,065
Trust and investment management fees	73,719	73,219	74,442	80,031	73,055	71,560	72,986	78,379	73,087
Card-related fees	33,234	29,648	28,413	25,794	30,420	27,861	31,414	29,413	21,704
Brokerage revenue	39,783	58,775	35,217	30,266	33,565	41,173	35,252	43,590	39,418
Leasing revenue	55,374	53,359	53,514	61,110	60,166	58,534	65,758	68,952	74,071
Gain on divestitures	—	983,940	—	—	—	—	16,001	—	—
Securities gains (losses), net	26,985	(13,472)	283	990	11,716	9,083	(1,107)	4,858	14,253
Other	45,633	100,133	118,450	84,910	126,399	110,269	80,205	108,178	78,623

Total noninterest income	620,521	1,701,762	877,475	784,081	655,647	777,260	746,423	981,028	799,608

Noninterest Expense:
Salaries, benefits, and other personnel	633,147	677,916	649,031	635,968	640,639	659,085	654,313	635,387	611,465
Equipment	83,301	94,225	74,158	78,877	78,798	80,630	70,971	75,880	75,990
Net occupancy	78,446	78,281	73,053	73,125	73,490	71,794	71,136	72,087	100,630
Third-party services	85,685	95,116	87,111	91,326	78,790	96,693	80,654	79,995	75,049
Card processing	7,157	6,966	7,395	6,595	6,686	5,754	5,297	5,198	4,847
Marketing and public relations	32,544	45,416	36,092	37,903	28,268	65,498	31,558	39,288	28,189
Leasing expense	34,450	41,847	37,861	42,254	43,105	45,010	24,649	52,735	56,575
Other	216,630	170,924	219,497	207,727	198,899	242,754	217,735	219,079	195,132

Total noninterest expense	1,171,360	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	1,147,877

Income before income tax expense	453,040	1,293,395	762,369	710,648	656,224	561,633	734,294	938,231	731,258
Income tax expense	133,828	451,738	235,923	237,722	197,417	163,504	256,463	313,104	247,116

Net income	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142

Net Income Per Common Share:
Basic	$.50	$1.37	$.87	$.77	$.75	$.65	$.75	$.98	$.75
Diluted	.50	1.36	.86	.77	.74	.64	.74	.97	.74

Average Common Shares:
Basic	631,710,591	611,908,170	603,848,871	609,656,508	611,910,838	618,227,109	635,857,605	636,882,733	643,004,817
Diluted	640,533,750	620,745,044	612,063,772	618,230,041	619,697,278	625,358,669	644,687,904	644,134,005	652,487,487

Memo:
Tax-equivalent net interest income	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937
Net income available to common stockholders	318,775	841,220	526,009	472,511	458,392	397,714	477,416	624,734	483,749

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Cash and demand balances due from banks	$3,222,466	$3,521,153	$3,035,430	$3,804,115	$3,288,577	$3,707,665	$3,707,932	$3,937,424	$3,651,704
Federal funds sold and security resale agreements	2,394,424	1,551,350	371,610	925,594	472,356	301,260	409,338	265,575	191,985
Securities available for sale, at fair value	7,208,209	7,508,820	7,906,165	7,725,543	7,609,199	7,874,628	7,568,403	7,694,298	8,085,276
Other investments	1,609,114	6,317,779	1,813,649	2,405,917	2,218,936	2,108,622	1,913,213	1,929,430	1,818,145
Loans held for sale or securitization:
Commercial	29,441	33,661	36,263	82,276	66,298	10,784	13,964	9,000	9,000
Commercial real estate	173,419	177,312	336,995	87,292	186,951	35,306	89,349	137,789	741,175
Residential real estate	8,198,112	9,327,783	15,596,231	9,683,317	8,709,827	9,192,282	11,831,802	10,976,873	10,888,793
Credit card	—	425,000	—	—	—	425,000	—	414,343	—
Home equity lines of credit	2,291,907	2,888,512	3,522,022	3,099,705	2,810,156	—	—	—	—
Student loans	388	638	13,741	11,334	5,765	3,758	6,431	1,176	—

Total loans held for sale or securitization	10,693,267	12,852,906	19,505,252	12,963,924	11,778,997	9,667,130	11,941,546	11,539,181	11,638,968
Portfolio loans:
Commercial	31,173,047	31,052,021	29,862,733	29,298,715	28,147,700	27,571,913	27,548,742	27,934,129	26,382,505
Commercial construction	4,889,527	4,266,280	3,851,922	3,585,662	3,434,287	3,366,774	3,149,020	3,112,916	2,921,411
Commercial real estate	12,778,183	12,436,458	12,022,002	12,233,327	11,969,954	12,407,576	12,132,712	11,787,695	11,931,676
Residential real estate	27,956,149	24,775,632	23,824,603	31,443,519	32,589,900	32,822,947	33,074,697	32,498,082	30,984,625
Home equity lines of credit	14,322,084	14,594,782	15,293,584	16,626,039	17,599,150	21,438,690	22,649,068	21,735,749	20,130,281
Credit card and other unsecured lines of credit	2,958,390	3,006,789	2,704,794	2,569,448	2,453,129	2,611,679	2,371,087	2,302,375	2,293,615
Other consumer	5,488,829	5,360,110	5,403,854	5,216,159	6,075,268	5,819,144	7,984,637	7,436,695	8,288,293

Total portfolio loans	99,566,209	95,492,072	92,963,492	100,972,869	102,269,388	106,038,723	108,909,963	106,807,641	102,932,406
Allowance for loan losses	(1,104,011)	(1,131,175)	(932,058)	(989,405)	(1,001,324)	(1,094,047)	(1,108,194)	(1,125,127)	(1,178,824)

Net portfolio loans	98,462,198	94,360,897	92,031,434	99,983,464	101,268,064	104,944,676	107,801,769	105,682,514	101,753,582
Properties and equipment	1,492,410	1,402,150	1,325,761	1,308,358	1,300,488	1,328,903	1,277,607	1,267,479	1,275,620
Equipment leased to others	500,422	572,952	594,303	661,542	706,779	696,327	758,325	865,476	961,814
Other real estate owned	263,197	229,070	196,937	167,378	151,376	97,008	92,411	90,578	90,062
Mortgage servicing rights	2,089,863	2,094,387	2,264,104	2,541,250	2,361,617	2,115,715	1,835,921	1,454,444	1,787,344
Goodwill	4,550,642	3,815,911	3,339,631	3,346,779	3,304,999	3,313,109	3,322,205	3,317,259	3,298,052
Other intangible assets	251,447	183,648	157,403	162,188	155,286	168,353	183,056	194,796	198,459
Derivative assets	589,093	612,914	693,444	566,777	642,234	772,918	785,764	983,019	910,956
Accrued income and other assets	5,232,205	5,166,905	4,887,573	4,922,748	4,972,103	5,300,800	5,152,489	4,921,966	5,320,326

Total Assets	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293

Liabilities
Deposits:
Noninterest bearing	$17,313,652	$17,537,278	$16,188,883	$17,312,118	$17,186,781	$17,429,227	$18,059,199	$18,756,679	$19,200,996
NOW and money market accounts	33,360,456	30,335,531	28,734,045	28,710,382	29,538,292	28,304,007	27,906,992	28,191,008	29,081,000
Savings accounts	2,473,508	1,881,444	1,821,496	1,970,616	2,105,325	2,147,022	2,222,831	2,369,628	2,459,455
Consumer time	24,736,279	23,620,821	22,043,743	21,750,652	21,053,803	20,527,784	19,548,914	18,604,907	17,594,106

Core deposits	77,883,895	73,375,074	68,788,167	69,743,768	69,884,201	68,408,040	67,737,936	67,922,222	68,335,557
Other	3,564,659	4,119,756	5,199,389	4,846,707	6,061,923	6,734,915	7,322,820	6,432,114	5,019,009
Foreign	7,187,637	9,738,760	8,794,632	8,633,371	5,470,495	8,843,036	8,357,477	8,784,996	7,335,170

Total deposits	88,636,191	87,233,590	82,782,188	83,223,846	81,416,619	83,985,991	83,418,233	83,139,332	80,689,736
Federal funds borrowed and security repurchase agreements	5,967,883	5,283,997	7,346,405	4,912,465	5,236,545	6,499,254	7,788,910	8,217,810	7,610,530
Borrowed funds	1,857,988	1,648,967	3,956,550	3,150,985	2,461,246	3,517,537	5,452,671	1,538,640	1,796,793
Long-term debt	24,318,984	26,355,676	26,689,743	32,525,381	33,648,686	30,969,616	32,917,618	33,665,675	33,512,583
Derivative liabilities	619,007	717,830	668,477	1,119,162	1,004,762	738,343	695,752	643,487	841,483
Accrued expenses and other liabilities	3,988,535	4,369,779	3,777,510	3,943,974	3,840,215	4,073,502	3,556,508	3,936,741	3,887,679

Total Liabilities	125,388,588	125,609,839	125,220,873	128,875,813	127,608,073	129,784,243	133,829,692	131,141,685	128,338,804
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,381,941	2,529,527	2,407,502	2,420,214	2,439,965	2,460,191	2,515,572	2,546,862	2,551,086
Capital surplus	4,962,660	4,793,537	3,766,184	3,749,508	3,709,927	3,681,603	3,734,318	3,726,660	3,682,830
Retained earnings	5,881,809	7,328,853	6,739,515	6,564,449	6,522,324	6,459,212	6,630,213	6,649,450	6,362,731
Accumulated other comprehensive income	(56,041)	(70,914)	(11,378)	(124,407)	(49,278)	11,865	40,184	78,782	46,842

Total Stockholders’ Equity	13,170,369	14,581,003	12,901,823	12,609,764	12,622,938	12,612,871	12,920,287	13,001,754	12,643,489

Total Liabilities and Stockholders’ Equity	$138,558,957	$140,190,842	$138,122,696	$141,485,577	$140,231,011	$142,397,114	$146,749,979	$144,143,439	$140,982,293

Common Shares Outstanding	595,485,028	632,381,603	601,875,473	605,053,511	609,991,042	615,047,663	628,892,825	636,715,366	637,771,299
Memo:
Noninterest bearing escrow balances	$3,334,760	$3,645,186	$3,498,396	$3,780,740	$3,700,578	$3,514,063	$4,240,458	$4,430,980	$4,357,808
Interest bearing escrow balances	154,251	134,446	128,891	140,555	131,339	141,388	129,176	136,386	154,546
Noninterest bearing deposits excluding escrow balances	13,978,892	13,892,092	12,690,487	13,531,378	13,486,203	13,915,164	13,818,741	14,325,699	14,843,188
Core deposits excluding escrow balances	74,394,884	69,595,442	65,160,880	65,822,473	66,052,284	64,752,589	63,368,302	63,354,856	63,823,203
Sweep account balances, excluded from core deposit balances	9,768,463	8,415,378	7,293,124	6,388,985	6,220,952	5,998,935	5,897,823	5,362,130	4,737,979

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Earning Assets:
Portfolio loans:
Commercial	$30,985	$30,106	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553
Commercial construction	4,722	4,058	3,723	3,507	3,426	3,279	3,083	2,999	2,909
Commercial real estate	12,976	12,066	12,061	12,100	12,022	12,153	12,069	11,782	12,127
Residential real estate	26,604	23,837	28,488	31,812	32,921	32,787	33,537	31,669	30,515
Home equity lines of credit	14,409	14,896	15,629	17,089	20,979	21,808	22,160	20,950	19,520
Credit card and other unsecured lines of credit	3,019	2,803	2,654	2,528	2,515	2,469	2,399	2,304	2,351
Other consumer	5,483	5,358	5,304	6,012	6,028	6,488	7,712	8,053	8,308

Total portfolio loans	98,198	93,124	97,404	101,757	105,431	106,433	108,386	104,908	101,283
Loans held for sale or securitization:
Commercial	38	35	49	68	12	25	18	13	16
Commercial real estate	174	101	116	142	86	122	84	279	312
Residential real estate	8,520	14,385	11,904	9,086	7,977	10,089	11,178	9,746	11,174
Automobile	—	—	—	—	—	710	—	—	—
Student	—	4	15	4	4	4	5	—	—
Home equity lines of credit	2,669	2,815	2,981	3,460	331	15	—	—	—
Credit card	368	85		—	416	207	285	71	—

Total loans held for sale or securitization	11,769	17,425	15,065	12,760	8,826	11,172	11,570	10,109	11,502
Securities available for sale, at cost	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,746	8,195
Federal funds sold and security resale agreements	1,748	1,122	654	536	327	355	378	218	259
Other investments	2,124	2,011	2,129	2,272	2,156	1,991	1,875	1,710	1,608

Total earning assets	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,691	122,847
Allowance for loan losses	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)
Fair value (depreciation) appreciation of securities available for sale	(11)	(4)	(120)	(120)	(28)	(8)	74	79	146
Cash and demand balances due from banks	2,965	2,953	3,075	3,246	3,326	3,493	3,698	3,687	3,706
Properties and equipment	1,495	1,369	1,311	1,300	1,311	1,293	1,270	1,282	1,277
Equipment leased to others	553	595	617	687	707	727	796	915	1,008
Other real estate owned	239	218	186	158	104	95	92	91	92
Mortgage servicing rights	2,175	2,275	2,465	2,438	2,191	2,071	1,662	1,710	1,504
Goodwill	4,479	3,564	3,346	3,326	3,310	3,319	3,323	3,308	3,300
Other intangible assets	256	163	156	156	161	174	184	188	206
Derivative assets	244	345	153	—	140	248	317	295	353
Accrued income and other assets	5,026	4,868	5,107	4,710	4,807	5,060	5,015	4,605	5,252

Total Assets	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516

Liabilities
Deposits:
Noninterest bearing	$16,831	$16,695	$16,740	$17,057	$16,766	$17,752	$18,706	$18,434	$18,136
NOW and money market accounts	32,582	29,538	28,810	28,872	28,367	28,160	28,233	28,726	29,253
Savings accounts	2,433	1,834	1,903	2,042	2,106	2,189	2,303	2,425	2,531
Consumer time	24,476	22,650	21,966	21,463	20,740	20,059	19,220	18,143	17,189

Core deposits	76,322	70,717	69,419	69,434	67,979	68,160	68,462	67,728	67,109
Brokered retail CDs	3,006	3,499	4,161	4,899	5,492	6,073	6,255	4,843	4,336
Other	917	972	1,049	956	1,047	885	764	619	538
Foreign	7,602	9,334	8,878	7,518	8,469	8,900	9,278	7,432	9,539

Total deposits	87,847	84,522	83,507	82,807	82,987	84,018	84,759	80,622	81,522
Federal funds borrowed and security repurchase agreements	5,072	7,289	6,876	5,110	6,198	8,151	7,976	6,077	7,130
Borrowed funds	1,240	1,937	1,925	2,768	2,180	2,865	2,123	2,524	1,486
Long-term debt	25,164	25,886	29,432	33,087	31,719	31,787	33,171	34,364	31,684
Derivative liabilities	353	348	431	181	188	193	240	219	284
Accrued expenses and other liabilities	3,736	3,523	3,576	3,501	3,656	3,420	3,718	3,115	3,631

Total Liabilities	123,412	123,505	125,747	127,454	126,928	130,434	131,987	126,921	125,737
Total Stockholders’ Equity	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779

Total Liabilities and Stockholders’ Equity	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516

Memo:

Noninterest bearing escrow balances	$3,386	$4,069	$4,250	$4,084	$3,651	$4,346	$4,965	$4,431	$4,038
Interest bearing escrow balances	153	134	136	139	136	136	138	137	138
Noninterest bearing deposits excluding escrow balances	13,445	12,626	12,490	12,973	13,115	13,406	13,741	14,003	14,098
Core deposits excluding escrow balances	72,783	66,514	65,033	65,211	64,192	63,678	63,359	63,160	62,933
Sweep account balances, excluded from core deposit balances	9,253	7,975	6,974	6,157	6,063	6,309	5,568	5,289	4,851

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$6,339	$5,636	$5,635	$5,760	$5,527	$7,098	$8,294	$7,694	$8,511
First Franklin(1)	1,140	8,016	5,509	2,768	2,322	2,991	2,884	2,052	2,661
National Home Equity (NHE)	1,041	733	760	558	128	—	—	—	—
Other	—	—	—	—	—	—	—	—	2

Total mortgage loans held for sale	$8,520	$14,385	$11,904	$9,086	$7,977	$10,089	$11,178	$9,746	$11,174

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$24,342	$23,621	$23,547	$22,900	$21,782	$21,919	$22,347	$22,168	$20,699
Floorplan	992	1,005	998	1,081	1,067	1,031	946	1,054	1,046
Leases	3,981	3,781	3,532	3,428	3,522	3,477	3,215	3,067	2,918
Non-taxable	381	372	333	310	303	293	312	301	307
International	1,289	1,327	1,135	990	866	729	606	561	583

Total Commercial	$30,985	$30,106	$29,545	$28,709	$27,540	$27,449	$27,426	$27,151	$25,553

Real estate — residential
Bank portfolio and other	$12,743	$9,582	$8,614	$7,966	$7,766	$7,414	$7,803	$7,285	$6,258
First Franklin(1)	7,490	7,949	13,591	17,537	18,636	18,985	19,622	18,505	18,433
Home equity installment	6,371	6,306	6,283	6,309	6,519	6,388	6,112	5,879	5,824

Total Real Estate — Residential	$26,604	$23,837	$28,488	$31,812	$32,921	$32,787	$33,537	$31,669	$30,515

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,173	$1,032	$958	$892	$920	$919	$926	$896	$983
Personal lines of credit	827	816	786	759	750	726	664	618	603
Business lines of credit	1,019	955	910	877	845	824	809	790	765

Total Credit Card and Other Unsecured Lines of Credit	$3,019	$2,803	$2,654	$2,528	$2,515	$2,469	$2,399	$2,304	$2,351

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(2)
Home equity lines of credit	$5,462	$6,243	$6,993	$8,396	$12,190	$12,919	$13,292	$12,163	$10,860
Installment loans (real estate-residential)	1,421	1,477	1,572	1,688	2,018	2,001	1,855	1,741	1,651

Total National Home Equity	$6,883	$7,720	$8,565	$10,084	$14,208	$14,920	$15,147	$13,904	$12,511

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	National Home Equity represents a division under the Mortgage Banking line of business. As a result of the originate-and-sell strategy for nonfootprint, broker-sourced home equity loans and lines of credit, these portfolios are in run-off.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2007		2006								2005
	1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$7,052		$6,592		$5,703		$6,185		$5,790		$6,785		$8,346		$8,288		$8,668
First Franklin(1)	—		1,625		8,851		2,645		2,389		2,407		3,486		2,689		2,221
National Home Equity (NHE)	1,146		1,111		1,042		853		531		—		—		—		—

Total Mortgage Loans Held for Sale or Securitization	$8,198		$9,328		$15,596		$9,683		$8,710		$9,192		$11,832		$10,977		$10,889

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$24,454		$24,225		$23,432		$23,300		$22,359		$21,805		$22,252		$22,843		$21,412
Floorplan	994		1,035		989		1,068		1,103		1,097		950		1,055		1,047
Leases	4,095		4,083		3,812		3,531		3,439		3,546		3,377		3,166		3,033
Non-taxable	380		379		342		319		300		305		300		310		305
International	1,250		1,330		1,288		1,081		947		819		670		560		585

Total Commercial	$31,173		$31,052		$29,863		$29,299		$28,148		$27,572		$27,549		$27,934		$26,382

Real estate — residential
Bank portfolio and other	$13,392		$10,857		$9,232		$8,549		$7,997		$7,623		$7,288		$7,677		$6,987
First Franklin(1)	8,217		7,486		8,308		16,590		18,261		18,688		19,497		18,888		18,138
Home equity installment	6,347		6,433		6,285		6,305		6,332		6,512		6,290		5,933		5,860

Total Real Estate — Residential	$27,956		$24,776		$23,825		$31,444		$32,590		$32,823		$33,075		$32,498		$30,985

INTANGIBLE ASSETS
Goodwill	$4,551		$3,816		$3,340		$3,347		$3,305		$3,313		$3,322		$3,317		$3,298
Core deposit intangibles	226		153		125		133		127		134		142		151		159
Credit card intangibles	4		5		5		5		6		6		6		2		2
Other intangibles	21		26		27		24		22		28		35		42		38

Total Intangible Assets	$4,802		$4,000		$3,497		$3,509		$3,460		$3,481		$3,505		$3,512		$3,497

Memo:
Holding company investment in subsidiaries	$14,501		$13,082		$13,864		$13,895		$13,548		$13,246		$13,941		$13,704		$13,409
Holding company intangible assets	120		117		117		122		122		122		109		110		111
Double leverage ratio(2)	1.11	x	0.91	x	1.08	x	1.11	x	1.08	x	1.06	x	1.09	x	1.06	x	1.07	x

PRINCIPAL INVESTMENTS(3)
Type of Investment:
Direct investments in public entities	—		—		—		—		—		—		—		$4		$4
Direct investments in nonpublic entities	$319		$311		$312		$326		$319		$317		$336		298		309
Indirect investments (funds)	365		354		353		355		348		344		350		343		351

Total Investments	$684		$665		$665		$681		$667		$661		$686		$645		$664

Type of Security:
Common stock	$80		$78		$80		$77		$74		$76		$76		$64		$64
Convertible debt and preferred stock	11		11		15		23		26		26		28		32		35
Investments in partnerships, funds and other equity instruments	415		398		390		393		386		379		402		406		416
Mezzanine (subordinated) debt	178		178		180		188		181		180		180		143		149

Total Investments	$684		$665		$665		$681		$667		$661		$686		$645		$664

Memo:
Commitments to fund principal investments	$297		$282		$292		$310		$290		$295		$272		$297		$243

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(3)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Commercial Banking — National line of business.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

CREDIT CARD LOANS(1)

Managed Credit Card Loans:
Average balances:
Loans held in portfolio	$1,173	$1,032	$958	$892	$920	$919	$926	$896	$983
Loans held for securitization	368	85	—	—	416	207	285	71	—
Loans securitized	1,082	1,362	1,450	1,450	1,035	1,240	1,165	1,376	1,450

Total Average Managed Credit Card Loans	$2,623	$2,479	$2,408	$2,342	$2,371	$2,366	$2,376	$2,343	$2,433

End of period balances:
Loans held in portfolio	$1,131	$1,185	$989	$900	$859	$1,032	$859	$857	$912
Loans held for securitization	—	425	—	—	—	425	—	414	—
Loans securitized	1,450	1,025	1,450	1,450	1,450	1,026	1,450	1,036	1,450

Total Managed Credit Card Loans	$2,581	$2,635	$2,439	$2,350	$2,309	$2,483	$2,309	$2,307	$2,362

AUTOMOBILE LOANS(2)

Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$167	$267	$252	$264	$316	$1,145	$2,679	$2,722	$2,760
Loans held for securitization	—	—	—	—	—	710	—	—	—
Loans securitized	1,327	1,547	1,801	2,142	2,465	1,257	624	725	835

Total Average Managed Automobile Loans	$1,494	$1,814	$2,053	$2,406	$2,781	$3,112	$3,303	$3,447	$3,595

End of period balances:
Loans held in portfolio	$150	$185	$228	$232	$271	$352	$2,650	$2,664	$2,785
Loans securitized	1,217	1,439	1,668	1,987	2,299	2,602	576	674	778

Total Managed Automobile Loans	$1,367	$1,624	$1,896	$2,219	$2,570	$2,954	$3,226	$3,338	$3,563

(1)	In March 2007, March 2006 and August 2005, the Corporation sold through securitization $425 million, $425 million, and $600 million of credit card receivables, respectively.

(2)	In December 2005, the Corporation sold through securitization $2.2 billion of indirect prime automobile loans.

(3)	Represents managed portfolio of indirect prime automobile loans. This portfolio is in run-off.

Unaudited
National City Corporation
AVERAGE BALANCE/NET INTEREST INCOME/RATES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

AVERAGE BALANCES
Assets
Earning Assets:
Loans(1):
Commercial	$31,023	$30,141	$29,594	$28,777	$27,552	$27,474	$27,444	$27,164	$25,569
Commercial construction	4,722	4,058	3,723	3,507	3,426	3,279	3,083	2,999	2,909
Commercial real estate	13,150	12,167	12,177	12,242	12,108	12,275	12,153	12,061	12,439
Residential real estate	35,124	38,222	40,392	40,898	40,898	42,876	44,715	41,415	41,689
Home equity lines of credit	17,078	17,711	18,610	20,549	21,310	21,823	22,160	20,950	19,520
Credit card and other unsecured lines of credit	3,387	2,888	2,654	2,528	2,931	2,676	2,684	2,375	2,351
Other consumer	5,483	5,362	5,319	6,016	6,032	7,202	7,717	8,053	8,308

Total loans	109,967	110,549	112,469	114,517	114,257	117,605	119,956	115,017	112,785
Securities available for sale, at cost:
Taxable	7,257	7,313	7,351	7,260	7,153	7,060	6,838	7,112	7,539
Tax-exempt	447	493	523	542	566	597	612	634	656

Total securities available for sale	7,704	7,806	7,874	7,802	7,719	7,657	7,450	7,746	8,195
Federal funds sold, security resale agreements, and other investments	3,872	3,133	2,783	2,808	2,483	2,346	2,253	1,928	1,867

Total earning assets	121,543	121,488	123,126	125,127	124,459	127,608	129,659	124,691	122,847
Allowance for loan losses	(1,154)	(941)	(988)	(1,009)	(1,092)	(1,097)	(1,123)	(1,178)	(1,175)
Fair value (depreciation) appreciation of securities available for sale	(11)	(4)	(120)	(120)	(28)	(8)	74	79	146
Nonearning assets	17,432	16,350	16,416	16,021	16,057	16,480	16,357	16,081	16,698

Total Assets	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$32,582	$29,538	$28,810	$28,872	$28,367	$28,160	$28,233	$28,726	$29,253
Savings accounts	2,433	1,834	1,903	2,042	2,106	2,189	2,303	2,425	2,531
Consumer time deposits	24,476	22,650	21,966	21,463	20,740	20,059	19,220	18,143	17,189
Other deposits	3,923	4,471	5,210	5,855	6,539	6,958	7,019	5,462	4,874
Foreign deposits	7,602	9,334	8,878	7,518	8,469	8,900	9,278	7,432	9,539
Federal funds borrowed	1,237	3,675	3,286	1,746	2,823	4,675	4,506	2,978	3,912
Security repurchase agreements	3,835	3,614	3,590	3,364	3,375	3,476	3,470	3,099	3,218
Borrowed funds	1,240	1,937	1,925	2,768	2,180	2,865	2,123	2,524	1,486
Long-term debt	25,164	25,886	29,432	33,087	31,719	31,787	33,171	34,364	31,684

Total interest bearing liabilities	102,492	102,939	105,000	106,715	106,318	109,069	109,323	105,153	103,686
Noninterest bearing deposits	16,831	16,695	16,740	17,057	16,766	17,752	18,706	18,434	18,136
Accrued interest and other liabilities	4,089	3,871	4,007	3,682	3,844	3,613	3,958	3,334	3,915

Total Liabilities	123,412	123,505	125,747	127,454	126,928	130,434	131,987	126,921	125,737
Total Stockholders’ Equity	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779

Total Liabilities and Stockholders’ Equity	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516

Memo:
Interest bearing core deposits	$59,491	$54,022	$52,679	$52,377	$51,213	$50,408	$49,756	$49,294	$48,973
Interest bearing total deposits	71,016	67,827	66,767	65,750	66,221	66,266	66,053	62,188	63,386
Borrowed funding and long-term debt	31,476	35,112	38,233	40,965	40,097	42,803	43,270	42,965	40,300

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

INTEREST
Assets
Earning Assets:
Loans(1):
Commercial	$582	$577	$572	$529	$480	$454	$420	$385	$330
Commercial construction	83	81	73	67	62	58	50	45	40
Commercial real estate	237	229	224	218	209	210	197	188	183
Residential real estate	633	706	750	738	712	729	725	660	643
Home equity lines of credit	336	349	363	373	370	345	323	280	246
Credit card and other unsecured lines of credit	96	81	75	69	83	72	70	57	52
Other consumer	94	89	90	100	99	115	123	126	129

Total loans	2,061	2,112	2,147	2,094	2,015	1,983	1,908	1,741	1,623
Securities available for sale, at cost:
Taxable	97	101	99	97	92	88	84	88	92
Tax-exempt	8	8	9	10	10	10	11	12	12

Total securities available for sale	105	109	108	107	102	98	95	100	104
Federal funds sold, security resale agreements, and other investments	52	49	43	42	36	32	31	24	24

Total earning assets	$2,218	$2,270	$2,298	$2,243	$2,153	$2,113	$2,034	$1,865	$1,751

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$249	$221	$211	$194	$172	$151	$132	$112	$93
Savings accounts	8	2	3	3	3	2	3	3	2
Consumer time deposits	287	265	245	224	202	190	169	150	133
Other deposits	51	60	68	74	74	70	62	41	30
Foreign deposits	91	115	112	86	86	80	75	51	55
Federal funds borrowed	16	50	44	22	31	47	40	22	25
Security repurchase agreements	41	40	38	32	28	26	22	15	13
Borrowed funds	16	25	23	32	23	28	19	15	6
Long-term debt	341	359	404	409	350	327	305	285	237

Total interest bearing liabilities	$1,100	$1,137	$1,148	$1,076	$969	$921	$827	$694	$594

Tax-Equivalent Net Interest Income	$1,118	$1,133	$1,150	$1,167	$1,184	$1,192	$1,207	$1,171	$1,157

Memo:
Interest bearing core deposits	$544	$488	$459	$421	$377	$343	$304	$265	$228
Interest bearing total deposits	686	663	639	581	537	493	441	357	313
Borrowed funding and long-term debt	414	474	509	495	432	428	386	337	281

Amortization of fair value adjustments included above(2):
Loans	$(14)	$(7)	$(4)	$(5)	$(3)	$(4)	$(7)	$(7)	$(9)
Deposits	1	—	—	1	(2)	(5)	(9)	(12)	(17)
Long-term debt	(4)	(5)	(6)	(6)	(6)	(7)	(8)	(10)	(7)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

RATES
Assets
Earning Assets:
Loans(1):
Commercial	7.60%	7.61%	7.66%	7.38%	7.06%	6.57%	6.07%	5.69%	5.22%
Commercial construction	7.12	7.87	7.83	7.62	7.36	6.99	6.47	5.99	5.59
Commercial real estate	7.31	7.44	7.31	7.13	7.02	6.80	6.42	6.25	5.98
Residential real estate	7.23	7.39	7.41	7.22	6.97	6.80	6.49	6.36	6.17
Home equity lines of credit	7.87	7.87	7.82	7.26	6.94	6.33	5.83	5.34	5.04
Credit card and other unsecured lines of credit	11.47	11.12	11.24	10.95	11.44	10.48	10.43	9.74	8.90
Other consumer	6.91	6.56	6.70	6.68	6.66	6.34	6.34	6.28	6.28

Total loans	7.55	7.61	7.61	7.32	7.10	6.72	6.34	6.06	5.79
Securities available for sale, at cost:
Taxable	5.39	5.53	5.37	5.37	5.12	4.96	4.92	4.96	4.88
Tax-exempt	7.03	7.03	6.98	7.07	7.20	7.19	7.18	7.40	7.29

Total securities available for sale	5.48	5.62	5.48	5.49	5.27	5.14	5.10	5.16	5.07
Federal funds sold, security resale agreements, and other investments	5.41	6.20	6.00	6.05	5.92	5.40	5.39	5.02	5.27

Total earning assets	7.36	7.44	7.43	7.18	6.96	6.60	6.25	5.99	5.73

Liabilities
Interest bearing liabilities:
NOW and money market accounts	3.09	2.97	2.89	2.70	2.46	2.13	1.85	1.57	1.28
Savings accounts	1.34	.65	.64	.57	.49	.49	.47	.41	.38
Consumer time deposits	4.76	4.65	4.43	4.19	3.95	3.75	3.49	3.33	3.13
Other deposits	5.31	5.30	5.19	5.02	4.62	4.01	3.48	2.99	2.51
Foreign deposits	4.84	4.86	5.00	4.61	4.12	3.58	3.19	2.77	2.33
Federal funds borrowed	5.32	5.31	5.33	5.02	4.49	4.03	3.53	2.98	2.55
Security repurchase agreements	4.35	4.33	4.25	3.83	3.36	2.90	2.48	2.00	1.65
Borrowed funds	5.30	5.14	4.82	4.62	4.19	3.86	3.56	2.30	1.77
Long-term debt	5.47	5.52	5.45	4.95	4.46	4.08	3.67	3.32	3.03

Total interest bearing liabilities	4.35	4.39	4.34	4.04	3.69	3.35	3.00	2.65	2.32

Net Interest Spread	3.01	3.05	3.09	3.14	3.27	3.25	3.25	3.34	3.41
Contribution of noninterest bearing sources of funds	.68	.68	.64	.59	.54	.49	.47	.42	.37

Net Interest Margin	3.69%	3.73%	3.73%	3.73%	3.81%	3.74%	3.72%	3.76%	3.78%

Memo:
Interest bearing core deposits	3.71%	3.60%	3.45%	3.23%	2.98%	2.70%	2.42%	2.16%	1.88%
Interest bearing total deposits	3.92	3.88	3.79	3.55	3.29	2.96	2.64	2.31	2.00
Borrowed funding and long-term debt	5.32	5.36	5.30	4.84	4.36	3.96	3.55	3.14	2.82

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2007		2006								2005
	1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr

Per common share:
Basic net income	$.50		$1.37		$.87		$.77		$.75		$.65		$.75		$.98		$.75
Diluted net income	.50		1.36		.86		.77		.74		.64		.74		.97		.74
Trailing four quarters basic net income	3.51		3.76		3.04		2.92		3.13		3.13		3.96		4.09		3.95
Trailing four quarters diluted net income	3.49		3.73		3.01		2.89		3.09		3.09		3.91		4.03		3.89
Dividends declared	.39		.39		.39		.37		.37		.37		.37		.35		.35
Dividends paid	.39		.39		.39		.37		.37		.37		.37		.35		.35
Dividend payout ratio(1)	78.00%		28.68%		45.35%		48.05%		50.00%		57.81%		50.00%		36.08%		47.30%
Dividend yield (annualized)(2)	4.19		4.27		4.26		4.09		4.24		4.41		4.43		4.10		4.18
P/E ratio(3)	10.67	x	9.80	x	12.16	x	12.52	x	11.29	x	10.86	x	8.55	x	8.47	x	8.61	x

Common dividends declared	$254.2		$236.4		$238.0		$227.5		$229.8		$232.6		$236.9		$224.5		$228.4
Preferred dividends declared	.4		.4		.4		.4		.4		.4		.4		.4		.4

Common dividends paid	254.2		236.4		238.0		227.5		229.8		232.6		236.9		224.5		228.4
Preferred dividends paid	.4		.4		.4		.4		.4		.4		.4		.4		.4

Shares outstanding(4):
Average basic	631,711		611,908		603,849		609,657		611,911		618,227		635,858		636,883		643,005
Average diluted	640,534		620,745		612,064		618,230		619,697		625,359		644,688		644,134		652,487
Ending common	595,485		632,382		601,875		605,054		609,991		615,048		628,893		636,715		637,771

Common stock price:
High	$38.94		$37.47		$37.42		$38.04		$36.25		$35.04		$37.85		$35.30		$37.75
Low	34.82		35.29		34.50		34.38		33.26		29.75		33.37		32.08		32.85
Close	37.25		36.56		36.60		36.19		34.90		33.57		33.44		34.12		33.50

Book value per common share	$22.12		$23.06		$21.44		$20.84		$20.69		$20.51		$20.54		$20.42		$19.82
Tangible book value per common share	14.05		16.73		15.63		15.04		15.02		14.85		14.97		14.90		14.34
Other comprehensive income per share	(.09)		(.11)		(.02)		(.20)		(.08)		.02		.06		.12		.07

Market to book value	168.4%		158.5%		170.7%		173.7%		168.7%		163.7%		162.8%		167.1%		169.0%

Market capitalization of common stock	$22,182		$23,120		$22,029		$21,897		$21,289		$20,647		$21,030		$21,725		$21,365

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands
INTEREST RATE RISK MEASURES

	2007	2006				2005
	1st Qtr (1)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+1.1%	+0.8%	+1.0%	+1.4%	+1.3%	+0.7%	+0.7%	+0.1%	-0.1%
+150 basis points Shock vs. Current Yield Curve(4)	+2.1%	+1.2%	+1.6%	+2.2%	+2.0%	+1.6%	+1.6%	+1.1%	+0.8%
-150 basis points Shock vs. Current Yield Curve(5)	+0.6%	+0.6%	+0.2%	+0.0%	+0.0%	-0.6%	-0.7%	-1.2%	-1.8%

(1)	Based on positions at February 28, 2007 and market values at March 16, 2007.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4) Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(in millions, except per share data)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,847	$1,242	$1,240	$1,210	$1,227	$1,241	$1,250	$1,266	$815
Subordinated debt	1,063	1,067	1,070	1,020	1,056	1,089	1,106	1,137	1,331
Junior subordinated debentures owed to unconsolidated subsidiary trusts	850	949	342	344	343	474	594	598	600
Other	—	—	—	—	—	—	—	—	1

Total holding company debt	3,760	3,258	2,652	2,574	2,626	2,804	2,950	3,001	2,747
Subsidiary debt:
Subordinated debt	2,482	2,477	1,986	1,917	1,964	2,011	2,034	2,069	2,015
Senior bank notes	15,977	18,580	20,126	25,275	25,206	22,088	22,997	23,602	23,420
FHLB advances	2,048	1,999	1,887	2,721	3,812	3,920	4,774	4,783	4,851
Secured debt financings	43	31	27	25	29	131	147	178	480
Other	9	11	12	13	12	16	16	33	—

Total subsidiary debt	20,559	23,098	24,038	29,951	31,023	28,166	29,968	30,665	30,766

Total Long-Term Debt	$24,319	$26,356	$26,690	$32,525	$33,649	$30,970	$32,918	$33,666	$33,513

Borrowed Funds:
U.S. Treasury demand notes	$54	$434	$2,430	$1,325	$76	$1,754	$2,734	$600	$734
Short-term senior bank notes	—	—	60	46	98	137	79	20	60
Short-term FHLB advances	1	—	—	—	—	150	1,150	—	—
Commercial paper and other	1,803	1,215	1,467	1,780	2,287	1,477	1,490	919	1,003

Total Borrowed Funds	$1,858	$1,649	$3,957	$3,151	$2,461	$3,518	$5,453	$1,539	$1,797

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$13,170	$14,581	$12,902	$12,610	$12,623	$12,613	$12,920	$13,002	$12,643

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized gain (loss), net	—	$4	$(9)	$(124)	$(57)	$(4)	$22	$71	$23
SFAS 133 unrealized gain (loss), net	$15	(4)	(2)	—	8	16	18	8	24
SFAS 158 unrecognized (loss), net	(71)	(71)	—	—	—	—	—	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	$(56)	$(71)	$(11)	$(124)	$(49)	$12	$40	$79	$47

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,196	$11,535	$9,603	$9,392	$9,396	$9,517	$9,913	$10,003	$9,731
Total risk-based capital	13,164	15,705	13,215	13,103	13,121	13,500	13,914	14,078	13,853
Risk-weighted assets	130,125	129,190	128,297	128,512	127,273	128,108	129,095	125,720	123,096
Tier 1 capital ratio	7.07%	8.93%	7.48%	7.31%	7.38%	7.43%	7.68%	7.96%	7.91%
Total risk-based capital ratio	10.12	12.16	10.30	10.20	10.31	10.54	10.78	11.20	11.25
Leverage ratio	6.92	8.56	7.13	6.89	6.92	6.83	7.03	7.36	7.22

COMMON STOCK ROLLFORWARD
Beginning balance	632.4	601.9	605.1	610.0	615.0	628.9	636.7	637.8	646.7
Shares issued under stock award plans	5.8	2.0	1.4	3.6	3.1	1.0	2.5	1.9	1.5
Shares issued for acquisitions	13.7	29.5	—	—	—	—	—	—	—
Shares issued for PRIDES conversions	—	—	—	—	—	—	.4	2.2	3.8
Shares repurchased under repurchase authorizations(2)	(55.2)	(.6)	(4.3)	(7.7)	(7.5)	(14.7)	(10.2)	(4.7)	(13.9)
Shares exchanged for stock award plans	(1.2)	(.4)	(.3)	(.8)	(.6)	(.2)	(.6)	(.4)	(.4)
Other	—	—	—	—	—	—	.1	(.1)	.1

Ending Balance	595.5	632.4	601.9	605.1	610.0	615.0	628.9	636.7	637.8

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(2)	55.2	.6	4.3	7.7	7.5	14.7	10.2	4.7	13.9
Average price per share of repurchased common shares	$38.30	$37.02	$36.27	$36.12	$34.10	$32.69	$35.31	$33.73	$35.48
Total cost	$2,113.7	$22.7	$155.8	$279.3	$256.1	$479.9	$358.6	$159.2	$494.0
Common shares remaining under authorization(3)	28.6	43.5	14.1	18.4	26.1	33.6	8.3	18.5	23.2

SELECTED RATIOS AND OTHER
Long-term debt to equity	184.65%	180.75%	206.87%	257.94%	266.57%	245.54%	254.77%	258.93%	265.06%
Long-term debt to total capitalization	64.87	64.38	67.41	72.06	72.72	71.06	71.81	72.14	72.61
Equity to assets	9.51	10.40	9.34	8.91	9.00	8.86	8.80	9.02	8.97
Tangible common equity to assets(4)	6.26	7.77	6.99	6.60	6.70	6.57	6.57	6.75	6.65

(1)	First quarter 2007 risk-based capital is based upon preliminary data.

(2)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(3)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.

(4)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Loan sale revenue	$75	$122	$215	$285	$144	$193	$158	$258	$199
Loan servicing revenue	32	52	104	(21)	(44)	32	65	188	114
Deposit service charges	204	212	214	203	189	201	198	176	165
Insurance revenue	34	31	33	33	32	32	25	25	21
Trust and investment management fees	74	74	74	80	73	72	73	78	73
Card-related fees	33	29	29	26	30	28	31	29	22
Other service fees	37	47	35	37	32	32	34	33	26
Brokerage revenue	40	59	35	30	34	41	35	44	39
Leasing revenue	55	53	54	61	60	58	66	69	74
Derivative (losses) gains, net(1)	(23)	(13)	23	(11)	(6)	20	(1)	32	13
Principal investment gains (losses), net	10	30	30	24	34	24	14	9	10
Gain on divestitures	—	984	—	—	—	—	16	—	—
Securities gains (losses), net	27	(13)	—	1	12	9	(1)	5	14
All other	23	35	31	36	66	35	34	35	29

Total Noninterest Income	$621	$1,702	$877	$784	$656	$777	$747	$981	$799

Memo:
Operating lease intangible amortization(2)	—	—	—	$(1)	$(2)	$(4)	$(5)	$(7)	$(8)

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Salaries, benefits, and other personnel	$633	$678	$649	$636	$641	$660	$654	$635	$611
Equipment	83	94	74	79	79	80	71	76	76
Net occupancy	78	78	73	74	73	72	71	72	72
Third-party services	86	95	87	91	79	96	81	80	75
Insurance expense	25	27	28	30	27	25	12	11	12
Telecommunications	18	19	18	20	18	20	21	20	21
Marketing and public relations	33	46	36	38	28	66	32	39	28
Leasing expense	34	42	38	42	43	45	25	52	57
Postage	22	18	21	19	22	18	22	21	22
Travel and entertainment	18	21	18	20	18	22	20	22	21
Supplies	19	14	16	15	15	14	14	16	16
State and local taxes	20	(9)	20	23	17	8	20	22	24
Intangible asset amortization	17	13	13	10	11	11	11	15	15
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	—	29
Impairment, fraud, and other losses, net	21	3	22	13	19	52	19	21	16
All other	64	71	71	64	59	78	83	78	53

Total Noninterest Expense	$1,171	$1,210	$1,184	$1,174	$1,149	$1,267	$1,156	$1,180	$1,148

Memo:
Acquisition integration costs	$16	$7	$3	$2	—	$5	$9	$12	$19

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Personal Accounts:
DDA and NOW deposit fees	$8	$9	$8	$9	$8	$9	$9	$9	$9
Savings and time deposit fees	3	2	3	3	3	3	3	3	3
Overdraft and NSF fees	93	99	103	94	81	89	92	73	62
Debit card interchange fees	32	31	31	29	30	29	28	26	25

Total personal account fees	136	141	145	135	122	130	132	111	99

Business accounts:
Deposit fees	5	6	5	6	5	5	7	6	9
Overdraft and NSF fees	13	12	14	13	12	12	14	9	8
Debit card interchange fees	4	4	4	5	3	4	3	3	3
Cash management fees	41	40	42	40	41	39	41	41	39

Total Business account fees	63	62	65	64	61	60	65	59	59

Other deposit service charges	5	9	4	4	6	11	1	6	7

Total Deposit Service Charges	$204	$212	$214	$203	$189	$201	$198	$176	$165

CARD-RELATED FEES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Credit card:
Credit limit exceed and stop payment fees	$3	$3	$3	$3	$3	$2	$4	$2	$3
Cash advance fees	2	3	2	1	2	1	1	1	1
Interchange fees	23	21	19	19	20	20	20	16	10
Reward programs and incentives	(10)	(11)	(11)	(10)	(9)	(10)	(8)	(8)	(7)
Debt cancellation and other fees	—	(1)	—	(1)	—	(2)	—	3	2

Total credit card fees	18	15	13	12	16	11	17	14	9

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1
Home equity lines of credit	2	3	3	3	3	5	3	2	2
ATM fees	12	10	12	10	10	11	10	12	10

Total other card-related fees	15	14	16	14	14	17	14	15	13

Total Card-Related Fees	$33	$29	$29	$26	$30	$28	$31	$29	$22

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Salaries and wages	$350	$363	$355	$354	$352	$354	$361	$356	$351
Incentive compensation	159	218	218	204	171	201	229	209	170
Deferred personnel costs	(75)	(104)	(105)	(104)	(90)	(121)	(124)	(116)	(96)
Stock-based compensation	23	19	16	17	16	15	12	15	15
Payroll taxes	49	34	35	39	53	31	36	38	51
Contract labor	32	56	38	43	35	67	51	47	34
Medical and other benefits	47	38	43	46	48	38	45	45	47
Retirement plans	31	18	21	22	28	16	20	20	26
Market valuation adjustments on deferred compensation liabilities	4	18	10	(1)	15	6	9	7	(6)
Severance and other	13	18	18	16	13	53	15	14	19

Total Salaries, Benefits, and Other Personnel Expense	$633	$678	$649	$636	$641	$660	$654	$635	$611

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS (1)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Line of business staff:
Retail Banking	12,555	12,477	12,377	12,395	12,130	11,989	12,392	12,682	12,512
Commercial Banking — Regional	1,821	1,827	1,834	1,815	1,845	1,886	1,898	1,885	1,861
Commercial Banking — National	605	586	583	576	577	576	571	552	526
Mortgage Banking
National City Mortgage	6,890	6,804	6,837	7,088	7,305	7,673	7,831	7,956	7,970
National Home Equity	417	404	408	439	454	503	514	497	448

Total Mortgage Banking	7,307	7,208	7,245	7,527	7,759	8,176	8,345	8,453	8,418
Asset Management	1,528	1,513	1,489	1,521	1,523	1,509	1,521	1,572	1,527

Corporate support staff(2)(3)(4)	8,495	7,659	10,093	10,117	10,014	10,134	10,406	10,349	10,264

Total Employees	32,311	31,270	33,621	33,951	33,848	34,270	35,133	35,493	35,108

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

(4)	The first quarter of 2007 includes 1,482 full-time employees associated with the Harbor and Fidelity acquisitions not yet assigned to business units.
NATIONAL CITY MORTGAGE
FULL-TIME EQUIVALENT EMPLOYEES (1)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

National City Mortgage(NCM):
Loan origination — commission	2,568	2,462	2,566	2,590	2,577	2,565	2,650	2,731	2,782
Loan origination — non-commission	2,600	2,542	2,444	2,605	2,664	2,903	2,985	3,045	3,003

Total loan origination	5,168	5,004	5,010	5,195	5,241	5,468	5,635	5,776	5,785
Loan servicing	716	738	752	785	812	842	848	813	817
Indirect production	792	815	815	830	880	998	983	995	1,003
Corporate overhead and other	214	247	260	278	372	365	365	372	365

Total NCM FTEs	6,890	6,804	6,837	7,088	7,305	7,673	7,831	7,956	7,970

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,179	$1,188
Provision for loan losses	122	325	70	62	32	136	68	19	77
Charge-offs:
Commercial	34	40	37	28	45	59	27	31	43
Commercial construction	1	8	1	2	—	—	2	—	2
Commercial real estate	3	6	2	5	7	8	11	8	5
Residential real estate	72	52	82	47	46	37	26	29	42
Home equity lines of credit	23	23	20	15	21	17	10	8	7
Credit card and other unsecured lines of credit	35	26	20	20	28	39	33	30	28
Other consumer	14	15	12	11	26	30	24	20	26

Total charge-offs	182	170	174	128	173	190	133	126	153

Recoveries:
Commercial	11	13	15	10	16	20	20	25	32
Commercial construction	—	—	—	—	—	2	—	—	—
Commercial real estate	1	3	2	1	2	3	2	2	3
Residential real estate	5	14	23	19	12	14	13	12	17
Home equity lines of credit	6	4	5	5	4	2	2	2	2
Credit card and other unsecured lines of credit	5	3	3	4	6	3	3	4	2
Other consumer	7	5	9	13	12	8	10	9	10

Total recoveries	35	42	57	52	52	52	50	54	66

Net charge-offs	147	128	117	76	121	138	83	72	87
Other(1)	(2)	2	(10)	2	(4)	(12)	(2)	(1)	1

Ending loan loss allowance	$1,104	$1,131	$932	$989	$1,001	$1,094	$1,108	$1,125	$1,179

Memo:
Net charge-offs on:
Securitized credit cards	$11	$13	$15	$14	$7	$24	$14	$20	$18
Managed credit cards	31	27	24	24	20	48	34	38	36
Securitized automobile loans	4	5	4	3	4	3	3	3	3
Managed automobile loans(2)	3	4	4	1	8	13	10	8	11

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.31%	.35%	.30%	.26%	.42%	.56%	.09%	.10%	.18%
Commercial construction	.04	.74	.10	.22	(.03)	(.16)	.22	.06	.26
Commercial real estate	.07	.15	(.02)	.12	.17	.13	.33	.19	.08
Residential real estate	1.03	.62	.82	.35	.43	.29	.16	.20	.34
Home equity lines of credit	.48	.50	.38	.22	.35	.28	.13	.11	.11
Credit card and other unsecured lines of credit	3.99	3.21	2.57	2.62	3.45	5.86	4.82	4.64	4.48
Other consumer	.50	.73	.26	(.15)	.93	1.33	.78	.54	.76

Total Net Charge-offs	.61%	.54%	.48%	.30%	.46%	.52%	.30%	.27%	.35%

Memo:
Securitized credit cards	4.06%	3.96%	4.04%	3.89%	2.66%	7.57%	4.75%	5.92%	5.04%
Managed credit cards	4.81%	4.32%	4.04%	4.02%	3.45%	7.95%	5.70%	6.44%	6.08%
Securitized automobile loans	1.10%	1.11%	.96%	.64%	.59%	.98%	1.92%	1.37%	1.67%
Managed automobile loans(2)	.93%	1.04%	.73%	.05%	1.25%	1.65%	1.25%	.94%	1.24%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$78	$80	$77	$79	$84	$88	$100	$93	$100
Allowance related to commitments acquired	—	—	—	—	—	—	—	—	—
Net provision for credit losses	(15)	(2)	3	(2)	(5)	(4)	(12)	7	(7)

Ending lending-related commitment allowance	$63	$78	$80	$77	$79	$84	$88	$100	$93

Memo:
Total Provision for Credit Losses	$107	$323	$73	$60	$27	$132	$56	$26	$70

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Represents managed portfolio of indirect prime automobile loans which are in run off.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NONPERFORMING ASSETS
Commercial	$120	$124	$142	$178	$165	$181	$169	$142	$158
Commercial construction	51	38	55	36	27	20	28	28	13
Commercial real estate	118	111	97	108	117	114	111	118	110
Residential real estate:
National City Mortgage	97	77	79	82	86	96	100	106	116
First Franklin(1)	68	65	62	60	62	52	51	51	59
Other(2)	82	85	35	25	26	27	23	26	25

Total real estate — residential	247	227	176	167	174	175	174	183	200

Total nonperforming portfolio loans	536	500	470	489	483	490	482	471	481
Other real estate owned (OREO):
Commercial	—	1	—	2	2	5	3	4	3
Residential real estate:
National City Mortgage(3)	112	105	88	78	77	26	28	28	30
First Franklin (1)	145	116	104	84	69	58	52	47	50
Other	—	4	3	1	1	1	1	1	2

Total real estate — residential	257	225	195	163	147	85	81	76	82

Other	6	3	2	2	2	7	8	11	5
Total OREO	263	229	197	167	151	97	92	91	90
Mortgage loans held for sale and other	2	3	22	11	13	9	11	10	7

Total Nonperforming Assets	$801	$732	$689	$667	$647	$596	$585	$572	$578

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	15%	17%	21%	27%	27%	30%	28%	24%	28%
Commercial construction	6	5	8	5	4	3	5	5	2
Commercial real estate	15	15	14	16	18	19	19	21	19
Residential real estate:
National City Mortgage	12	11	11	12	13	16	17	18	20
First Franklin(1)	9	9	9	9	9	9	9	9	10
Other(2)	10	12	5	4	4	5	4	5	4

Total real estate — residential	31	32	25	25	26	30	30	32	34

Total nonperforming portfolio loans	67	69	68	73	75	82	82	82	83
Other real estate owned (OREO):
Commercial	—	—	—	—	—	1	1	1	1
Residential real estate:
National City Mortgage(3)	14	15	13	12	12	4	5	5	6
First Franklin(1)	18	16	15	12	11	10	9	8	8
Other	—	—	—	—	—	—	—	—	—

Total real estate — residential	32	31	28	24	23	14	14	13	14

Other	1	—	1	1	—	1	1	2	1
Total OREO	33	31	29	25	23	16	16	16	16
Mortgage loans held for sale and other	—	—	3	2	2	2	2	2	1

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	.80%	.76%	.74%	.66%	.63%	.56%	.54%	.53%	.56%
Nonperforming assets to period-end total assets	.58	.52	.50	.47	.46	.42	.40	.40	.41
Loan loss allowance to nonperforming portfolio loans	206.08	226.13	198.25	202.14	207.14	223.11	230.08	238.64	245.11
Loan loss allowance to period-end portfolio loans	1.11	1.18	1.00	.98	.98	1.03	1.02	1.05	1.15
Loan loss allowance (period-end) to annualized net charge-offs	184.68	223.38	200.10	326.17	204.29	199.42	336.67	391.50	330.46

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

(3)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

CHANGES IN NONPERFORMING PORTFOLIO LOANS
Beginning nonperforming portfolio loans	$500	$470	$489	$483	$490
Additions:
Obtained with acquisitions	38	5	—	—	—
Newly classified nonperformers	164	225	159	153	157

Total additions	202	230	159	153	157

Subtractions:
Return to performing status	(14)	(2)	(7)	(8)	(3)
Net charge-offs	(31)	(38)	(24)	(34)	(31)
Payoffs/paydowns	(84)	(105)	(97)	(56)	(83)
Transferred to loans held for sale	(8)	(1)	(6)	(9)	(5)
Transferred to OREO	(28)	(54)	(45)	(40)	(42)

Total subtractions	(165)	(200)	(179)	(147)	(164)
Other	(1)	—	1	—	—

Ending nonperforming portfolio loans	$536	$500	$470	$489	$483

CHANGES IN OREO
Beginning OREO balance	$229	$197	$167	$151	$97	$92	$91	$90	$89
Additions:
Transfers from loan portfolios	135	158	172	129	111	52	48	48	51
Transfers from property and equipment	3	2	1	—	—	—	—	6	3

Total additions	138	160	173	129	111	52	48	54	54
Subtractions:
Transfers to loan portfolios	—	(1)	(23)	(63)	(1)	(1)	(1)	(2)	—
Sales of OREO(cost basis)	(97)	(120)	(115)	(46)	(46)	(43)	(42)	(48)	(48)
Writedowns	(8)	(6)	(5)	(4)	(5)	—	—	—	—

Total subtractions	(105)	(127)	(143)	(113)	(52)	(44)	(43)	(50)	(48)
Other	1	(1)	—	—	(5)	(3)	(4)	(3)	(5)

Ending OREO balance	$263	$229	$197	$167	$151	$97	$92	$91	$90

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$46	$31	$73	$51	$35	$36	$61	$51	$59
Commercial construction	9	9	10	—	2	5	9	10	6
Commercial real estate	31	18	16	17	5	9	37	32	39
Residential real estate:
National City Mortgage and other	191	141	137	109	110	118	122	123	162
First Franklin(1)	644	567	501	407	365	392	309	273	267

Total real estate — residential	835	708	638	516	475	510	431	396	429

Home equity lines of credit	47	37	24	21	20	23	17	11	10
Credit card and other unsecured lines of credit	35	35	24	21	20	20	23	22	22
Other consumer	10	11	11	8	8	17	14	13	9
Mortgage loans held for sale and other	19	89	53	40	29	16	20	10	19

Total Loans 90+ Days Past Due	$1,032	$938	$849	$674	$594	$636	$612	$545	$593

Total Loans 30-89 Days Past Due	$2,245	$2,127	$2,176	$1,902	$1,608	$1,974	$1,913	$1,732	$1,754

(1)	Represents nonconforming mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF MARCH 31, 2007
($ in millions)

			Amount	As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets
Real estate	Real Estate - Non-Residential Buildings & Single Family Housing	Commercial Real Estate	$19	2.4%
Real estate	Real Estate - Single Family Housing Construction	Residential Real Estate	18	2.3%
Real estate	Real Estate - Multifamily Housing	Commercial Real Estate	17	2.1%
Consumer cyclical	Automobile - Retail & Service	Commercial	13	1.6%
Real estate	Real Estate - Single Family Housing	Residential Real Estate	11	1.4%
Industrial	Air Transportation	Commercial	10	1.3%
Real estate	Real Estate - Single Family Housing Construction	Residential Real Estate	9	1.1%
Real estate	Real Estate - Subdivider & Developer (Single Family Housing)	Residential Real Estate	9	1.1%
Real estate	Real Estate - Subdivider & Developer (Single Family Housing)	Residential Real Estate	9	1.1%
Technology	Aerospace & Defense	Commercial	8	1.0%

			$123	15.4%
Total nonperforming assets			$801	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets				.80%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF MARCH 31, 2007
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor	New Loans
Real estate	$13,702	28%	$.9	$61	$185
Consumer cyclical	8,721	18%	1.1	114	162
Industrial	6,908	14%	1.3	57	195
Consumer noncyclical	5,810	12%	.6	37	45
Basic materials	3,901	8%	1.8	45	88
Financial	3,074	6%	1.7	107	181
Services	1,930	4%	.4	58	23
Energy and utilities	878	2%	1.2	35	11
Technology	887	2%	3.6	30	38
Miscellaneous	3,030	6%	.3	44	104

Total commercial, commercial real estate and commercial construction	$48,841	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Average Total Deposits (1)	$57,422	$56,507	$56,105	$55,905	$54,739	$54,187	$53,562	$52,935	$52,050

DEPOSIT ACCOUNT METRICS(1)(2)(3)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,080	$2,950	$3,017	$3,173	$3,203	$3,123	$3,221	$3,367	$3,378
Number of accounts(4)	1,713	1,685	1,706	1,701	1,713	1,737	1,765	1,764	1,753

Interest Bearing Checking
Average total balance	$8,254	$8,109	$8,046	$8,187	$8,013	$7,929	$7,906	$8,078	$8,065
Number of accounts(4)	1,147	1,127	1,101	1,054	999	969	938	897	856

Money Market Savings
Average total balance	$14,660	$13,882	$13,740	$13,762	$13,572	$13,299	$13,535	$13,869	$14,078
Number of accounts(4)	1,093	972	937	878	824	779	748	710	659

Regular savings
Average total balance	$1,514	$1,556	$1,659	$1,792	$1,830	$1,895	$2,012	$2,140	$2,156
Number of accounts(4)	519	534	556	583	607	634	663	696	728

Business Deposits:
Average total balance	$8,229	$8,456	$8,309	$8,156	$8,020	$8,484	$8,246	$7,882	$7,700
Number of accounts(4)	405	405	402	396	389	387	385	382	376

Time Deposits:
Average total balance	$21,533	$21,438	$21,228	$20,736	$20,018	$19,393	$18,590	$17,546	$16,619
Number of accounts(4)	1,056	1,055	1,059	1,042	1,017	1,005	985	967	930

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(3)
Installment loan originations:
Home equity(5)(7)	5,716	6,179	7,715	6,878	8,347	5,881	8,171	5,034	5,344
Other(6)	6,021	6,077	6,341	6,010	3,589	2,923	4,331	4,420	3,966
Home equity(7) and other lines of credit	17,123	17,735	18,357	20,030	14,931	17,037	21,603	22,149	16,994

Total Consumer Loan Originations	28,860	29,991	32,413	32,918	26,867	25,841	34,105	31,603	26,304

BANK BRANCHES(8)
Traditional	1,320	1,268	1,218	1,210	1,195	1,185	1,182	1,179	1,174
In-store	37	35	35	35	35	35	35	42	43

Total Bank Branches	1,357	1,303	1,253	1,245	1,230	1,220	1,217	1,221	1,217

ATMs(8)	2,098	2,013	1,960	1,968	1,949	1,935	1,930	1,933	1,928

Online Banking Customers(8)	1,760,334	1,680,939	1,572,084	1,462,992	1,359,249	1,276,855	1,224,089	1,135,539	1,062,707

SELECTED LOAN METRICS
Student loans (other consumer)(9)
End of period balances	$915	$702	$646	$314	$1,167	$855	$748	$263	$1,138
Average balances	901	617	463	1,075	1,118	755	472	913	1,105
Principal balance of loans sold	83	167	161	1,013	112	199	68	992	68
Gain on loan sales	1	1	1	16	—	1	1	11	1

National City Card Services (NCCS)
Average balances:
Credit cards	$1,463	$1,080	$897	$845	$1,289	$1,095	$1,192	$972	$971
Securitized credit cards (10)	1,082	1,362	1,450	1,450	1,035	1,240	1,165	1,376	1,450

Total Average Managed NCCS Credit Cards	$2,545	$2,442	$2,347	$2,295	$2,324	$2,335	$2,357	$2,348	$2,421

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking — Regional line of business.

(2)	Excludes amounts associated with the Harbor and Fidelity acquisitions.

(3)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the Mortgage Banking line of business are excluded from these metrics.

(4)	Represents period-end number of accounts in thousands.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans. Periods prior to 2006 also included automobile, truck, boat, and recreational vehicle loans.

(7)	See additional home equity portfolio statistics on page 31.

(8)	Includes amounts associated with the Harbor and Fidelity acquisitions.

(9)	Includes loans held in portfolio and loans held for sale.

(10)	Securitized credit cards are managed by the Retail Banking business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$61,369	$60,468	$59,217	$62,669	$65,010	$65,084	$63,288	$63,606	$65,649
Acquisitions	99	—	—	—	—	—	—	—	—
Estimated change due to market impact	915	1,377	2,140	(693)	1,984	974	942	1,123	(401)
Other activity, net	(197)	(476)	(889)	(2,759)	(4,325)	(1,048)	854	(1,441)	(1,642)

Value at end of period	62,186	61,369	60,468	59,217	62,669	65,010	65,084	63,288	63,606

Non-managed assets:
Value at beginning of period	50,823	50,910	48,261	48,018	42,750	42,151	42,239	42,490	43,128
Acquisitions	19	—	—	—	—	—	—	—	—
Estimated change due to market impact	990	1,762	1,722	96	1,226	452	670	367	(818)
Other activity, net	(103)	(1,849)	927	147	4,042	147	(758)	(618)	180

Value at end of period	51,729	50,823	50,910	48,261	48,018	42,750	42,151	42,239	42,490

Total assets at end of period	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096

Proprietary mutual fund assets (included above)	$13,247	$12,672	$11,946	$11,848	$12,198	$12,213	$11,900	$12,254	$12,444

Assets under administration represented by:

Type of investment:
Money market and other	$30,769	$30,197	$27,640	$27,579	$22,500	$23,645	$23,528	$23,451	$24,128
Equity	59,066	57,058	54,545	55,723	59,684	59,268	58,261	56,959	57,114
Fixed income	24,080	24,937	29,193	24,176	28,503	24,847	25,446	25,117	24,854

Total	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096

Type of business:
Investment management and personal trust	$58,957	$59,307	$56,582	$54,999	$57,207	$57,657	$56,715	$55,613	$55,454
Corporate trust	17,319	15,469	16,909	18,196	14,826	11,994	13,200	12,388	12,958
Retirement plan services	17,123	17,146	17,430	14,698	18,540	18,186	17,649	17,853	17,530
Charitable and endowment	8,692	8,825	8,659	8,513	8,758	8,746	8,580	8,530	8,740
Other	11,824	11,445	11,798	11,072	11,356	11,177	11,091	11,143	11,414

Total	$113,915	$112,192	$111,378	$107,478	$110,687	$107,760	$107,235	$105,527	$106,096

Percentage of assets under administration represented by:

Type of investment:
Money market and other	27%	27%	25%	26%	20%	22%	22%	22%	23%
Equity	52%	51%	49%	52%	54%	55%	54%	54%	54%
Fixed income	21%	22%	26%	22%	26%	23%	24%	24%	23%

Type of business:
Investment management and personal trust	52%	53%	51%	51%	52%	54%	53%	53%	52%
Corporate trust	15%	14%	15%	17%	13%	11%	12%	12%	12%
Retirement plan services	15%	15%	16%	14%	17%	17%	17%	17%	17%
Charitable and endowment	8%	8%	8%	8%	8%	8%	8%	8%	8%
Other	10%	10%	10%	10%	10%	10%	10%	10%	11%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$16	$10	$14	$26	$14	$18	$12	$12	$5
Commercial	—	(1)	1	26	—	—	—	—	—
Residential real estate:
National City Mortgage (NCM)	53	81	101	84	59	114	102	155	117
First Franklin(2)	(23)	(34)	62	113	60	70	41	79	74
National Home Equity loans (NHE)	17	38	16	10	—	—	—	—	—

Total residential real estate	47	85	179	207	119	184	143	234	191
Other consumer loans:
National Home Equity lines of credit (NHE)	4	23	17	5	4	18	—	—	—
Automobile	—	—	—	1	3	(29)	—	—	—
Credit card	7	4	3	4	4	1	2	1	2
Student	1	1	1	16	—	1	1	11	1

Total Loan Sale Revenue	$75	$122	$215	$285	$144	$193	$158	$258	$199

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$4	$2	$3	$3	$2	$1	$4	$4	$2
Residential real estate:
National City Mortgage	(6)	(19)	56	(88)	(86)	14	33	154	82
National City Home Loan Services (First Franklin portfolio)(2)	—	23	12	16	13	2	7	4	6

Total residential real estate	(6)	4	68	(72)	(73)	16	40	158	88
Other consumer loans	34	46	33	48	27	15	21	26	24

Total Loan Servicing Revenue, net	$32	$52	$104	($21)	($44)	$32	$65	$188	$114

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:

Net servicing fees	$129	$166	$158	$153	$148	$139	$133	$130	$130
Servicing asset valuation changes due to time decay and payoffs(3)	(86)	(102)	(99)	(110)	(93)	(129)	(136)	(128)	(112)
Other servicing asset valuation changes(4)	(55)	(30)	(318)	209	193	221	342	(333)	242
Gains (losses) on derivatives and securities used to hedge servicing assets	6	(30)	327	(268)	(321)	(215)	(299)	489	(172)
Implementation of new prepayment model	—	—	—	(56)	—	—	—	—	—

Total residential real estate servicing revenue, net	($6)	$4	$68	($72)	($73)	$16	$40	$158	$88

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	First Franklin and National City Home Loan Services were sold in December 2006.

(3)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs. Prior to 1/1/06, amortization of MSRs are presented in this line.

(4)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$22,366	$19,051	$17,694	$18,504	$18,302	$16,938	$23,380	$26,724	$24,400

Originations:
Retail	$6,680	$6,740	$6,860	$7,490	$6,195	$7,425	$9,284	$9,032	$7,254
Wholesale	5,153	4,637	3,573	3,939	3,683	4,626	7,334	6,356	7,720
Less: loan originations for other units (NHE) and portfolio	(1,085)	(1,217)	(1,166)	(1,239)	(1,137)	(1,283)	(1,538)	(1,671)	(1,227)

Total originations for sale	$10,748	$10,160	$9,267	$10,190	$8,741	$10,768	$15,080	$13,717	$13,747

Percentage of originations represented by:
Refinances	58%	57%	49%	45%	53%	51%	51%	48%	57%
Government loans	5%	6%	7%	8%	7%	6%	6%	7%	8%
Adjustable-rate loans	26%	30%	36%	36%	35%	32%	26%	39%	38%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
California	17%	16%	16%	17%	19%	20%	19%	18%	19%
Virginia	9%	8%	9%	10%	9%	9%	9%	10%	9%
Maryland	8%	9%	8%	8%	8%	9%	9%	9%	9%
Illinois	7%	7%	8%	7%	6%	5%	5%	6%	6%
Texas	5%	5%	—	—	—	5%	5%	5%	7%
Florida	—	—	5%	5%	5%	—	—	—	—

LOAN SALES:
Loans sold servicing retained	$8,601	$7,011	$7,410	$7,584	$8,236	$10,789	$13,114	$12,329	$13,088
Loans sold servicing released	669	1,153	1,010	738	527	608	498	473	418

Total Loan Sales	$9,270	$8,164	$8,420	$8,322	$8,763	$11,397	$13,612	$12,802	$13,506

LOAN SALE REVENUE COMPONENTS:
Gain on sale (1)	$70	$75	$94	$89	$81	$109	$94	$123	$112
Estimated effect of delayed delivery(2)	(6)	(6)	(8)	(12)	(16)	(20)	(25)	(29)	(37)
Hedge results(3)	(14)	(5)	14	3	(13)	10	10	45	23
Disallowed valuation adjustments(4)	(1)	9	(3)	(2)	(1)	(2)	7	(3)	11
Other (5)	4	8	4	6	8	17	16	19	8

Total Loan Sale Revenue	$53	$81	$101	$84	$59	$114	$102	$155	$117

Gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	.75%	.92%	1.11%	1.07%	.93%	.96%	.69%	.96%	.83%

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Periods after adoption of fair value accounting under SFAS 156 (1):
Carrying value at beginning of period	$2,094	$2,099	$2,394	$2,235	$2,008
Cumulative effect adjustment	—	—	—	—	26
Acquisitions	7	5	—	—	—
Additions	130	100	96	108	90
Time decay(2) & payoffs(3)	(86)	(88)	(89)	(102)	(87)
Changes in model valuation inputs or assumptions(4)	(55)	(22)	(302)	209	198
Implementation of new prepayment model	—	—	—	(56)	—

Carrying Value (Fair Value) at End of Period	$2,090	$2,094	$2,099	$2,394	$2,235

Periods prior to adoption of fair value accounting under SFAS 156 (1) :
Carrying value at beginning of period						$1,778	$1,451	$1,817	$1,597
Additions						142	135	111	142
Amortization						(123)	(132)	(126)	(111)
SFAS 133 hedge basis adjustments						229	325	(351)	190
Sales						—	(1)	—	(1)

Carrying value before valuation allowance at end of period						$2,026	$1,778	$1,451	$1,817

Valuation allowance at beginning of period						$(19)	$(36)	$(55)	$(107)
Impairment recoveries						1	17	19	52

Valuation allowance at end of period						$(18)	$(19)	$(36)	$(55)

Net Carrying Value of MSRs at End of Period						$2,008	$1,759	$1,415	$1,762

Fair Value at End of Period						$2,034	$1,783	$1,451	$1,806

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.27%	1.29%	1.29%	1.49%	1.39%	1.26%	1.11%	.90%	1.14%

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.27%	1.29%	1.29%	1.49%	1.39%	1.27%	1.13%	.92%	1.16%

Servicing asset capitalization rate	1.51%	1.43%	1.30%	1.42%	1.09%	1.32%	1.03%	.90%	1.08%

Servicing prepayment rate (annualized)	13%	14%	13%	15%	14%	20%	26%	24%	22%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087	$152,367
Acquisitions	415	394	—	—	—	—	—	—	—
Additions	8,601	7,011	7,410	7,584	8,236	10,789	13,114	12,329	13,088
Payments	(5,346)	(5,672)	(5,346)	(6,197)	(5,764)	(7,907)	(10,616)	(9,382)	(8,801)
Other reductions(5)	(1,201)	(1,671)	(958)	(1,274)	(1,069)	(1,341)	(1,397)	(1,096)	(1,567)

Ending balance	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087

Servicing portfolio composition (UPB):
Conventional	$99,895	$98,396	$94,644	$98,058	$97,689	$95,819	$94,712	$93,851	$93,449
Government	19,543	19,973	20,497	20,901	21,070	21,786	23,019	24,095	25,521
Jumbo and other	45,295	43,895	47,061	42,137	42,224	41,975	40,308	38,992	36,117

Total mortgage loans serviced for third parties	$164,733	$162,264	$162,202	$161,096	$160,983	$159,580	$158,039	$156,938	$155,087

Servicing portfolio metrics:

Number of loans	1,044,233	1,034,009	1,034,008	1,037,118	1,044,182	1,059,418	1,060,862	1,070,096	1,071,996
Average loan size	$157,755	$156,927	$156,867	$155,330	$154,171	$150,630	$148,972	$146,658	$144,671
Weighted-average note rate	5.93%	5.91%	5.87%	5.83%	5.80%	5.78%	5.76%	5.77%	5.78%
Weighted-average servicing fee	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps	30 bps	30 bps	30 bps
Weighted-average age in months	32	31	29	27	26	24	23	22	20
Default rate(6)	2.76%	3.57%	3.19%	2.79%	2.34%	3.81%	3.44%	3.52%	3.22%

(1)	On 1/1/06, National City adopted SFAS 156 and elected fair value as the measurement method for MSRs.

(2)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(3)	Represents decrease in MSR value associated with loans that paid off during the period.

(4)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(5)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(6)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

FIRST FRANKLIN

PORTFOLIO STATISTICS(1)
Period-end portfolio balance	$8,217	$7,480	$8,302	$16,583	$18,254	$18,681	$19,490	$18,880	$18,131
Average portfolio balance	7,490	7,943	13,585	17,530	18,629	18,978	19,614	18,497	18,425
Weighted-average note rate	7.40%	7.98%	7.83%	7.48%	7.34%	7.18%	6.97%	6.81%	6.77%
Weighted-average loan size	$94,261	$92,690	$95,025	$102,939	$106,513	$110,417	$116,404	$122,336	$124,384
Weighted-average credit score(2)(3)	628	629	635	645	647	652	652	651	648
First-lien weighted-average loan-to-value ratio(4)	77.38%	77.70%	77.92%	77.31%	77.48%	77.57%	77.66%	77.66%	77.64%

Net Charge-offs	$53	$17	$40	$16	$19	$10	$7	$6	$7

Net charge-offs as a percentage of average portfolio loans	2.89%	.84%	1.15%	.37%	.41%	.20%	.14%	.14%	.15%

Nonperforming assets:
Nonperforming loans	$67	$65	$61	$59	$61	$51	$50	$49	$57
Other real estate owned	145	116	95	77	64	54	47	44	46

Total	$212	$181	$156	$136	$125	$105	$97	$93	$103

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	2.53%	2.38%	1.85%	.82%	.68%	.56%	.49%	.49%	.57%

Loans 90+ days past due	$642	$566	$500	$405	$364	$391	$307	$271	$265

Portfolio delinquency rate	20.89%	20.92%	16.84%	9.84%	7.40%	8.35%	6.80%	6.18%	5.78%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (5)	$2,084	$2,376	$2,931	$3,304	$3,736	$4,041	$4,453	$5,025	—
First liens with lender paid mortgage insurance (6)	1,782	1,868	2,029	2,135	2,207	1,582	857	—	—
Second liens with lender paid mortgage insurance (6)	1,983	2,148	2,445	3,563	3,632	3,273	2,724	1,985	$1,661

(1)	Represents the retained in portfolio nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(6)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans. A subsidiary of the Corporation provides reinsurance to the third parties who insure second liens.

				Transfer		Transfer
	Balance as of	Principal	Net	to	Fair Value	from		Balance as of
	12/31/2006	Payments	Charge-offs	OREO	Writedown	Held For Sale	Other	3/31/2007
FIRST FRANKLIN LOANS ROLLFORWARD

First Liens:
Credit risk transfer agreement	$2,376	$(283)	$(1)	$(8)	—	—	—	$2,084
Lender paid mortgage insurance	1,868	(84)	(1)	(1)	—	—	—	1,782
Uninsured	825	(40)	(4)	(35)	—	$1,533	$2	2,281
Held for sale	1,579	(70)	—	—	$(10)	(1,533)	34	—

Total first liens	6,648	(477)	(6)	(44)	(10)	—	36	6,147

Second Liens:
Lender paid mortgage insurance	2,148	(125)	(39)	(1)	—	—	—	1,983
Uninsured	52	(2)	(8)	(1)	—	26	20	87
Held for sale	46	(2)	—	—	(18)	(26)	—	—

Total second liens	2,246	(129)	(47)	(2)	(18)	—	20	2,070

Total First Franklin loans	$8,894	$(606)	$(53)	$(46)	$(28)	—	$56	$8,217

Unaudited
National City Corporation
RUN-OFF LOAN PORTFOLIO STATISTICS (continued)
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
NATIONAL HOME EQUITY
Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$5,424	$5,928	$6,671	$7,933	$8,906	$12,597	$13,712	$12,830	$11,460
Weighted-average note rate	8.60%	8.62%	8.62%	8.36%	7.88%	7.30%	6.79%	6.29%	5.79%
Weighted-average credit score(1)(2)	729	731	731	732	731	734	723	724	721
Weighted-average cumulative loan-to-value ratio(3)	79.59%	79.54%	79.71%	79.69%	79.97%	80.33%	80.53%	80.71%	80.84%
Utilization rate	48%	49%	50%	51%	52%	53%	55%	56%	57%
Net charge-offs	$10	$12	$9	$4	$9	$6	$3	$2	$1
Loans 90 days past due	21	19	12	10	8	9	6	3	3

Home Equity loans(HELOAN) Portfolio:(4)
Period-end portfolio balance	$1,331	$1,412	$1,461	$1,577	$1,690	$2,051	$1,888	$1,751	$1,649
Weighted-average note rate	7.29%	7.28%	7.22%	7.24%	7.24%	7.31%	7.21%	7.14%	7.07%
Weighted-average credit score(1)(2)	737	738	737	736	735	735	727	727	726
Weighted-average cumulative loan-to-value ratio(3)	89.35%	89.38%	89.43%	89.46%	89.46%	89.43%	89.50%	89.59%	89.65%
Net charge-offs	$1	$1	$1	$1	$1	$1	$1	$1	$1
Loans 90 days past due	1	1	1	—	—	—	—	—	—

(1)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(2)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(3)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(4)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Balances are in run-off due to originate-and-sell strategy.

Unaudited
National City Corporation
HOME EQUITY SALE AND SERVICING PORTFOLIO DATA
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NATIONAL HOME EQUITY ORIGINATION DATA
Originations:
Home equity line of credit (HELOC)(1)	$2,376	$2,611	$2,580	$2,754	$2,649	$2,750	$4,045	$4,369	$3,057
Home equity loans (HELOAN)(2)	1,292	1,197	1,050	829	328	274	331	270	233

Total originations	$3,668	$3,808	$3,630	$3,583	$2,977	$3,024	$4,376	$4,639	$3,290

Originations statistics:
Home equity line of credit (HELOC)
Weighted-average credit score(3)	737	735	732	735	741	741	742	744	740
Utilization rate(4)	53%	53%	56%	54%	48%	49%	52%	55%	56%
Piggyback line percentage(5)	31%	30%	27%	28%	28%	36%	45%	47%	57%

Home equity loans (HELOAN)
Weighted-average credit score(3)	718	718	720	723	723	727	729	726	727
Weighted-average note rate	8.22%	8.04%	8.48%	8.40%	8.16%	7.86%	7.56%	7.65%	7.18%
Piggyback loan percentage(5)	56%	52%	50%	48%	45%	54%	70%	74%	76%

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	—	—	—
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—

Total HELOC sales	$1,782	$1,975	$1,295	$1,099	$1,097	$1,421	—	—	—

HELOC Gain on Sale percentage(6)	3.26%	3.44%	3.54%	3.17%	2.51%	3.41%	—	—	—

HELOANs sold servicing retained	$1,125	$580	$516	$420	—	—	—	—	—
HELOANs sold servicing released	—	477	290	—	—	—	—	—	—

Total HELOAN sales	$1,125	$1,057	$806	$420	—	—	—	—	—

HELOAN Gain on Sale percentage(6)	2.94%	3.46%	2.32%	1.92%	—	—	—	—	—
NATIONAL HOME EQUITY SERVICING DATA
HELOCs serviced for third parties	$6,805	$5,549	$4,067	$3,190	$2,350	$1,366	—	—	—
HELOANs serviced for third parties	2,377	1,601	1,166	404	—	—	—	—	—

Total serviced for third parties	$9,182	$7,150	$5,233	$3,594	$2,350	$1,366	—	—	—

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Represents the utilization rate based on the initial draw at closing.

(5)	Percentage of eligible HELOC and HELOAN units closed simultaneously with a first-lien mortgage loan.

(6)	Represents gross gain on sales as a percentage of dollar value of loans sold including servicing value, if applicable.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Commercial Banking — Regional	$14	$4	$2	$2	$2	$3	$2	$3	$2
Retail Banking	7,882	7,932	7,938	8,021	8,029	8,160	8,249	8,227	8,010
Asset Management	626	639	650	632	620	634	642	641	627
Parent and Other	351	69	—	—	—	—	—	—	—

Total period-end balances HELOCs(2)	$8,873	$8,644	$8,590	$8,655	$8,651	$8,797	$8,893	$8,871	$8,639

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	8.04%	8.07%	8.09%	7.80%	7.38%	6.92%	6.47%	6.01%	5.55%
Weighted-average credit score(3)(4)	735	736	737	737	735	737	728	726	724
Weighted-average cumulative loan-to-value ratio(5)	72.05%	71.92%	72.45%	71.57%	71.46%	71.40%	71.28%	70.97%	70.87%
Utilization rate	41%	47%	47%	47%	48%	50%	45%	45%	45%
Net charge-offs	$7	$7	$5	$4	$9	$9	$5	$4	$4
Loans 90 days past due	13	14	10	9	11	12	10	7	7
Insured balances	257	109	43	—	—	—	—	—	—

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Commercial Banking — Regional	$3	$3	$3	$3	$3	$11	$13	$16	$20
Retail Banking	4,776	4,742	4,697	4,596	4,513	4,328	4,277	4,072	4,098
Asset Management	120	123	123	123	120	116	107	94	93
Parent and Other	117	153	1	6	6	6	5	—	—

Total period-end balances HELOANs(2)	$5,016	$5,021	$4,824	$4,728	$4,642	$4,461	$4,402	$4,182	$4,211

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.82%	6.78%	6.72%	6.65%	6.59%	6.57%	6.54%	6.57%	6.56%
Weighted-average credit score(3)(4)	730	730	731	730	728	729	719	719	717
Weighted-average cumulative loan-to-value ratio(5)	70.74%	70.48%	70.20%	70.01%	69.84%	70.00%	69.83%	69.60%	69.39%
Net charge-offs	$4	$4	$3	$2	$7	$6	$4	$4	$6
Loans 90 days past due	4	5	4	4	5	8	5	5	5
Insured balances	180	114	50	—	—	—	—	—	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin, National Home Equity, and any remaining loans originated by the former Altegra unit. These portfolio balances and statistics are included in the Run-Off Loan Portfolio Statistics section on pages 28 and 29.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Retail Banking
Net interest income (TE)	$519,504	$515,886	$514,369	$495,706	$489,513	$485,650	$480,540	$474,823	$477,100
Provision for credit losses	64,013	82,633	46,530	24,789	28,613	84,202	49,118	59,031	59,364

Net interest income after provision	455,491	433,253	467,839	470,917	460,900	401,448	431,422	415,792	417,736
Noninterest income	259,322	269,141	273,795	275,563	240,036	255,271	262,543	235,092	202,434
Noninterest expense	433,840	484,580	425,342	405,948	413,558	389,052	411,766	396,823	386,152

Income before taxes	280,973	217,814	316,292	340,532	287,378	267,667	282,199	254,061	234,018
Income tax expense and TE adjustment	108,242	84,545	121,834	130,964	110,784	102,885	108,418	97,829	90,302

Net income	$172,731	$133,269	$194,458	$209,568	$176,594	$164,782	$173,781	$156,232	$143,716

Unusual items (pretax)
LPMI reinsurance expense	$(2,643)	$(65,354)	$(8,043)	$104	$(5,707)	—	—	—	—
Securities gains (losses), net	—	—	—	—	(312)	$(360)	$(43)	—	—
Gain on sale of Madison Bank & Trust	—	—	—	—	—	—	16,001	—	—

Total	$(2,643)	$(65,354)	$(8,043)	$104	$(6,019)	$(360)	$15,958	—	—

Unusual items (after tax)
LPMI reinsurance expense	$(1,718)	$(42,480)	$(5,228)	$68	$(3,710)	—	—	—	—
Securities gains (losses), net	—	—	—	—	(203)	$(234)	$(28)	—	—
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	10,401	—	—

Total	$(1,718)	$(42,480)	$(5,228)	$68	$(3,913)	$(234)	$10,373	—	—

Average assets	$25,100	$24,561	$24,156	$24,620	$24,370	$23,910	$23,493	$23,667	$23,762
Average equity	2,726	2,767	2,734	2,674	2,693	2,967	2,919	2,846	2,824
Average core deposits	56,757	55,883	55,477	55,311	54,222	53,646	53,007	52,387	51,506
Average total deposits	57,422	56,507	56,105	55,905	54,739	54,187	53,562	52,935	52,050
Return on average assets	2.79%	2.15%	3.19%	3.41%	2.94%	2.73%	2.93%	2.65%	2.45%
Return on average equity	25.70	19.11	28.22	31.43	26.60	22.03	23.62	22.02	20.64
Efficiency ratio	55.70	61.73	53.97	52.63	56.66	52.48	55.41	55.90	56.83

Commercial Banking — Regional

Net interest income (TE)	$306,939	$303,477	$298,374	$295,003	$296,663	$298,345	$288,242	$288,056	$276,788
(Benefit) provision for credit losses	(17,322)	21,621	(643)	30,554	(1,338)	26,711	(2,001)	(12,988)	(6,044)

Net interest income after provision	324,261	281,856	299,017	264,449	298,001	271,634	290,243	301,044	282,832
Noninterest income	122,814	120,104	109,797	144,962	106,580	99,801	107,066	106,395	92,250
Noninterest expense	189,106	201,996	175,161	185,917	176,360	167,333	163,077	172,052	158,890

Income before taxes	257,969	199,964	233,653	223,494	228,221	204,102	234,232	235,387	216,192
Income tax expense and TE adjustment	98,168	76,300	79,259	85,241	87,051	77,958	89,370	89,830	82,598

Net income	$159,801	$123,664	$154,394	$138,253	$141,170	$126,144	$144,862	$145,557	$133,594

Unusual items (pretax)
Gain on sale of commercial leases	—	—	$1,606	$25,659	—	—	—	—	—
Commercial lease residual recovery	—	—	—	—	—	—	$4,903	—	—

Total	—	—	$1,606	$25,659	—	—	$4,903	—	—

Unusual items (after tax)
Gain on sale of commercial leases	—	—	$1,044	$16,678	—	—	—	—	—
Tax accrual adjustments	—	—	9,800	—	—	—	—	—	—
Commercial lease residual recovery	—	—	—	—	—	—	$3,187	—	—

Total	—	—	$10,844	$16,678	—	—	$3,187	—	—

Average assets	$38,932	$38,809	$38,660	$37,971	$36,735	$36,316	$35,604	$35,187	$34,410
Average equity	3,520	3,483	3,373	3,326	3,273	3,052	3,078	3,210	3,186
Average core deposits	7,433	6,957	6,920	6,918	7,135	7,376	7,375	7,375	7,641
Average total deposits	16,074	15,296	13,732	13,119	13,275	13,291	12,543	12,077	12,218
Return on average assets	1.66%	1.26%	1.58%	1.46%	1.56%	1.38%	1.61%	1.66%	1.57%
Return on average equity	18.41	14.09	18.16	16.67	17.49	16.40	18.67	18.19	17.01
Efficiency ratio	44.00	47.69	42.91	42.26	43.74	42.03	41.25	43.62	43.05

Unaudited

National City Corporation

LINE OF BUSINESS RESULTS

($ in thousands, except average balances in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Commercial Banking — National

Net interest income (TE)	$82,028	$82,998	$82,882	$81,429	$78,852	$85,990	$90,362	$80,535	$75,888
(Benefit) provision for credit losses	(17,709)	13,076	7,938	1,884	(6,403)	(5,446)	(15,643)	(3,254)	(13,444)

Net interest income after provision	99,737	69,922	74,944	79,545	85,255	91,436	106,005	83,789	89,332
Noninterest income	45,462	74,250	60,557	68,250	62,796	72,604	42,883	42,707	37,384
Noninterest expense	52,083	48,629	45,024	46,199	45,614	47,987	40,309	39,093	39,143

Income before taxes	93,116	95,543	90,477	101,596	102,437	116,053	108,579	87,403	87,573
Income tax expense and TE adjustment	34,918	34,486	32,162	36,659	36,733	43,024	40,432	32,331	32,623

Net income	$58,198	$61,057	$58,315	$64,937	$65,704	$73,029	$68,147	$55,072	$54,950

Average assets	$11,001	$10,841	$10,730	$10,522	$10,066	$10,117	$9,964	$9,337	$8,338
Average equity	1,119	1,060	1,032	1,002	954	975	880	760	709
Average core deposits	1,383	1,291	1,329	1,313	1,297	1,322	1,373	1,380	1,364
Average total deposits	3,029	1,992	1,890	1,860	1,828	1,875	1,799	2,056	1,869
Return on average assets	2.15%	2.23%	2.16%	2.48%	2.65%	2.86%	2.71%	2.37%	2.67%
Return on average equity	21.09	22.85	22.43	25.98	27.93	29.71	30.73	29.05	31.43
Efficiency ratio	40.86	30.93	31.39	30.87	32.20	30.26	30.25	31.72	34.54

Unusual items (pretax)
Principal investment gains	$10,122	$27,903	$30,270	$30,430	$33,825	$24,189	$13,537	$9,107	$10,323
Securities gains (losses), net	22	9	—	—	—	—	(3)	1	(62)

Total	$10,144	$27,912	$30,270	$30,430	$33,825	$24,189	$13,534	$9,108	$10,261

Unusual items (after tax)
Principal investment gains	$6,579	$18,137	$19,676	$19,780	$21,986	$15,723	$8,799	$5,919	$6,710

Securities gains (losses), net	14	6	—	—	—	—	(2)	1	(40)

Total	$6,593	$18,143	$19,676	$19,780	$21,986	$15,723	$8,797	$5,920	$6,670

Mortgage Banking

Net interest income (TE)	$150,008	$143,620	$144,614	$153,964	$159,914	$163,109	$181,068	$184,608	$188,021
Provision for credit losses	28,449	21,524	38,396	5,477	9,170	14,076	8,650	3,492	31,827

Net interest income after provision	121,559	122,096	106,218	148,487	150,744	149,033	172,418	181,116	156,194
Noninterest income	84,348	137,217	205,434	28,743	(6,669)	151,204	148,712	319,483	213,343
Noninterest expense	203,401	196,473	203,171	206,788	198,851	205,489	226,320	210,897	201,522

Income (loss) before taxes	2,506	62,840	108,481	(29,558)	(54,776)	94,748	94,810	289,702	168,015
Income tax expense (benefit) and TE adjustment	932	23,740	40,993	(11,187)	(20,718)	35,802	35,826	109,495	50,396

Net income (loss)	$1,574	$39,100	$67,488	$(18,371)	$(34,058)	$58,946	$58,984	$180,207	$117,619

Average assets	$24,530	$24,252	$25,377	$26,695	$26,730	$28,992	$30,096	$27,891	$27,679
Average equity	1,170	1,021	1,111	1,070	1,148	1,100	973	861	931
Average core deposits	3,052	3,215	3,499	3,453	3,128	3,924	4,509	4,166	3,753
Average total deposits	3,079	3,234	3,524	3,478	3,150	3,973	4,540	4,187	3,797
Return on average assets	.03%	.64%	1.06%	(.28)%	(.52)%	.81%	.78%	2.59%	1.72%
Return on average equity	.55	15.19	24.11	(6.89)	(12.03)	21.27	24.06	83.98	51.23
Efficiency ratio	86.79	69.96	58.04	113.18	129.76	65.38	68.63	41.84	50.21

Unusual items (pretax)
Changes in MSR model and assumptions	—	—	—	$(55,983)	—	—	—	$(20,259)	$59,363

Total	—	—	—	$(55,983)	—	—	—	$(20,259)	$59,363

Unusual items (after tax)
Changes in MSR model and assumptions	—	—	—	$(36,389)	—	—	—	$(13,168)	$38,586
Tax accrual adjustments	—	—	—	—	—	—	—	—	13,100

Total	—	—	—	$(36,389)	—	—	—	$(13,168)	$51,686

Unaudited

National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Mortgage Banking Divisional Results:

National City Mortgage

Net interest income (TE)	$68,491	$62,211	$58,652	$63,365	$62,264	$74,607	$90,355	$96,959	$103,129
Provision (benefit) for credit losses	6,232	7,973	13,901	(2,879)	6,148	4,965	1,552	387	30,531

Net interest income after provision	62,259	54,238	44,751	66,244	56,116	69,642	88,803	96,572	72,598
Noninterest income	65,624	82,589	176,424	22,234	(2,348)	149,349	162,068	332,032	223,262
Noninterest expense	173,677	164,942	165,829	169,797	166,884	186,533	208,893	183,398	180,058

(Loss) income before taxes	(45,794)	(28,115)	55,346	(81,319)	(113,116)	32,458	41,978	245,206	115,802
Income tax (benefit) expense and TE adjustment	(17,325)	(10,641)	20,908	(30,753)	(42,770)	12,256	15,855	92,676	30,660

Net (loss) income	$(28,469)	$(17,474)	$34,438	$(50,566)	$(70,346)	$20,202	$26,123	$152,530	$85,142

Average assets	$13,726	$12,821	$12,824	$12,589	$12,088	$13,935	$14,971	$14,012	$15,203
Average equity	689	519	613	574	678	658	631	552	651
Average core deposits	3,051	3,215	3,498	3,452	3,127	3,924	4,508	4,165	3,753
Average total deposits	3,078	3,234	3,523	3,477	3,149	3,973	4,539	4,186	3,797
Return on average assets	(.84)%	(.54)%	1.07%	(1.61)%	(2.36)%	.58%	.69%	4.37%	2.27%
Return on average equity	(16.77)	(13.35)	22.31	(35.34)	(42.11)	12.18	16.45	110.90	53.01
Efficiency ratio	129.50	113.91	70.54	198.36	278.53	83.29	82.76	42.75	55.17

National Home Equity

Net interest income (TE)	$73,079	$72,479	$76,624	$80,728	$87,208	$78,121	$80,722	$78,326	$76,400
Provision for credit losses	22,217	13,551	24,495	8,356	3,022	9,111	7,098	3,105	1,296

Net interest income after provision	50,862	58,928	52,129	72,372	84,186	69,010	73,624	75,221	75,104
Noninterest income	17,408	54,310	30,234	7,627	(1,252)	13,250	2,268	1,728	1,257
Noninterest expense	29,724	31,531	37,342	36,991	31,967	18,956	17,427	27,499	21,464

Income before taxes	38,546	81,707	45,021	43,008	50,967	63,304	58,465	49,450	54,897
Income tax expense and TE adjustment	14,570	30,885	17,018	16,257	19,265	23,929	22,100	18,692	20,751

Net income	$23,976	$50,822	$28,003	$26,751	$31,702	$39,375	$36,365	$30,758	$34,146

Average assets	$10,852	$11,484	$12,612	$14,180	$14,725	$15,145	$15,212	$13,960	$12,554
Average equity	481	502	498	496	470	442	342	309	280
Average core deposits	1	—	1	1	1	—	1	1	—
Average total deposits	1	—	1	1	1	—	1	1	—
Return on average assets	.90%	1.76%	.88%	.76%	.87%	1.03%	.95%	.88%	1.10%
Return on average equity	20.20	40.14	22.30	21.63	27.33	35.37	42.14	39.92	49.50
Efficiency ratio	32.85	24.87	34.95	41.87	37.19	20.75	21.00	34.35	27.64

Eliminations

Net interest income (TE)	$8,438	$8,930	$9,338	$9,871	$10,442	$10,381	$9,991	$9,323	$8,492
Provision for credit losses	—	—	—	—	—	—	—	—	—

Net interest income after provision	8,438	8,930	9,338	9,871	10,442	10,381	9,991	9,323	8,492
Noninterest income	1,316	318	(1,224)	(1,118)	(3,069)	(11,395)	(15,624)	(14,277)	(11,176)
Noninterest expense	—	—	—	—	—	—	—	—	—

Income (loss) before taxes	9,754	9,248	8,114	8,753	7,373	(1,014)	(5,633)	(4,954)	(2,684)
Income tax expense (benefit) and TE adjustment	3,687	3,496	3,067	3,309	2,787	(383)	(2,129)	(1,873)	(1,015)

Net income (loss)	$6,067	$5,752	$5,047	$5,444	$4,586	$(631)	$(3,504)	$(3,081)	$(1,669)

Average assets	$(48)	$(53)	$(59)	$(74)	$(83)	$(88)	$(87)	$(81)	$(78)

Unaudited

National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Asset Management

Net interest income (TE)	$35,834	$33,672	$32,619	$31,630	$31,177	$30,376	$29,629	$29,220	$29,067
Provision (benefit) for credit losses	551	4,932	1,526	(3,767)	703	5,353	526	1,196	560

Net interest income after provision	35,283	28,740	31,093	35,397	30,474	25,023	29,103	28,024	28,507
Noninterest income	88,910	87,613	86,927	92,825	85,193	83,666	84,949	90,781	84,601
Noninterest expense	82,912	82,132	79,792	79,441	80,185	86,635	83,649	76,769	78,950

Income before taxes	41,281	34,221	38,228	48,781	35,482	22,054	30,403	42,036	34,158
Income tax expense and TE adjustment	15,604	12,936	14,450	18,439	13,412	8,336	11,492	15,890	12,912

Net income	$25,677	$21,285	$23,778	$30,342	$22,070	$13,718	$18,911	$26,146	$21,246

Average assets	$3,975	$3,899	$3,786	$3,693	$3,622	$3,600	$3,477	$3,356	$3,295
Average equity	441	424	400	399	401	455	456	453	450
Average core deposits	2,326	2,101	1,965	2,001	1,947	1,861	1,807	1,888	1,943
Average total deposits	2,553	2,307	2,160	2,192	2,085	2,001	1,941	2,018	2,070
Return on average assets	2.62%	2.17%	2.49%	3.30%	2.47%	1.51%	2.16%	3.13%	2.61%
Return on average equity	23.60	19.92	23.57	30.52	22.29	11.96	16.46	23.15	19.14
Efficiency ratio	66.47	67.72	66.75	63.83	68.91	75.97	73.01	63.97	69.46

Parent and Other

Net interest income (TE)	$23,969	$53,367	$76,499	$109,831	$127,661	$128,478	$137,269	$113,237	$110,073
Provision (benefit) related to credit losses	48,864	178,915	(20,815)	980	(3,702)	6,972	14,802	(21,650)	(1,816)

Net interest (expense) income after provision	(24,895)	(125,548)	97,314	108,851	131,363	121,506	122,467	134,887	111,889
Noninterest income	19,665	1,013,437	140,965	173,738	167,711	114,714	100,270	186,570	169,596
Noninterest expense	210,018	196,881	255,708	249,482	234,107	370,722	231,192	284,015	283,220

(Loss) income before taxes	(215,248)	691,008	(17,429)	33,107	64,967	(134,502)	(8,455)	37,442	(1,735)
Income tax (benefit) expense and TE adjustment	(116,479)	227,726	(45,442)	(15,090)	(22,360)	(96,012)	(21,601)	(24,471)	(14,752)

Net (loss) income	$(98,769)	$463,282	$28,013	$48,197	$87,327	$(38,490)	$13,146	$61,913	$13,017

Unusual items (pretax)
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	—	$(28,997)
Severance and related charges	$(6,319)	$(8,887)	$(11,751)	$(8,588)	$(3,706)	$(49,129)	$(5,431)	$(5,138)	(8,215)
Gain from sale of First Franklin	—	983,940	—	—	—	—	—	—	—
Charitable Foundation contribution	—	—	—	—	—	(29,945)	—	—	—
Principal investment gains (losses)	—	1,454	—	(6,000)	—	—	—	—	—
UAL Guarantee reversal	—	—	1,140	3,527	31,333	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	20,577	1,774	—
Gain (loss) on the securitization of automobile receivables	—	—	—	—	3,464	(28,708)	—	—	—
Securities gain (losses), net	26,963	(13,481)	283	990	12,028	9,443	(1,061)	4,857	14,315

Total	$20,644	$963,026	$(10,328)	$(10,071)	$43,119	$(98,339)	$14,085	$1,493	$(22,897)

LPMI reinsurance expense reclass to provision	$2,643	$65,354	$8,043	$(104)	$5,707	—	—	—	—

Unusual items (after tax)
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	—	$(18,848)
Severance and related charges	$(4,107)	$(5,777)	$(7,638)	$(5,582)	$(2,409)	$(31,934)	$(3,530)	$(3,341)	(5,341)
Gain from sale of First Franklin	—	622,342	—	—	—	—	—	—	—
Charitable Foundation contribution	—	—	—	—	—	(19,464)	—	—	—
Tax accrual adjustments	7,158	4,529	2,499	(4,060)	9,991	22,141	(12,389)	(1,134)	(547)
Principal investment gains (losses)	—	945	—	(3,900)	—	—	—	—	—
UAL Guarantee reversal	—	—	741	2,293	20,367	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	13,375	1,153	—
Gain (loss) on the securitization of automobile receivables	—	—	—	—	2,251	(18,661)	—	—	—
Securities gain (losses), net	17,526	(8,762)	184	643	7,818	6,138	(690)	3,157	9,305

Total	$20,577	$613,277	$(4,214)	$(10,606)	$38,018	$(41,780)	$(3,234)	$(165)	$(15,431)

Average assets	$34,272	$34,531	$35,725	$36,518	$37,873	$40,048	$42,333	$40,235	$41,032
Average core deposits	5,371	1,270	229	438	250	31	391	532	902
Average total deposits	5,690	5,186	6,096	6,253	7,910	8,691	10,374	7,349	9,518

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2007	2006				2005
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Consolidated

Net interest income (TE)	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$1,183,780	$1,191,948	$1,207,110	$1,170,479	$1,156,937
Provision for credit losses	106,846	322,701	72,932	59,917	27,043	131,868	55,452	25,827	70,447

Net interest income after provision	1,011,436	810,319	1,076,425	1,107,646	1,156,737	1,060,080	1,151,658	1,144,652	1,086,490
Noninterest income	620,521	1,701,762	877,475	784,081	655,647	777,260	746,423	981,028	799,608
Noninterest expense	1,171,360	1,210,691	1,184,198	1,173,775	1,148,675	1,267,218	1,156,313	1,179,649	1,147,877

Income before taxes	460,597	1,301,390	769,702	717,952	663,709	570,122	741,768	946,031	738,221
Income tax expense and TE adjustment	141,385	459,733	243,256	245,026	204,902	171,993	263,937	320,904	254,079

Net income	$319,212	$841,657	$526,446	$472,926	$458,807	$398,129	$477,831	$625,127	$484,142

Unusual items (pretax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	$3,464	$(28,708)	—	—	—
Gain from sale of First Franklin	—	$983,940	—	—	—	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	$20,577	$1,774	—
Commercial lease residual recovery	—	—	—	—	—	—	4,903	—	—
Gain on sale of commercial leases	—	—	$1,606	$25,659	—	—	—	—	—
Principal investment gains, net	$10,122	29,357	30,270	24,430	33,825	24,189	13,537	9,107	$10,323
UAL Guarantee reversal	—	—	1,140	3,527	31,333	—	—	—	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	—	(28,997)
Severance and related charges, net	(6,319)	(8,887)	(11,751)	(8,588)	(3,706)	(49,129)	(5,431)	(5,138)	(8,215)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	16,001	—	—
Charitable Foundation contribution	—	—	—	—	—	(29,945)	—	—	—
Changes in MSR model and assumptions	—	—	—	(55,983)	—	—	—	(20,259)	59,363
Securities gain (losses), net	26,985	(13,472)	283	990	11,716	9,083	(1,107)	4,858	14,253

Total	$30,788	$990,938	$21,548	$(9,965)	$76,632	$(74,510)	$48,480	$(9,658)	$46,727

Unusual items (after tax)
Gain (loss) on the securitization of automobile receivables	—	—	—	—	$2,251	$(18,661)	—	—	—
Gain from sale of First Franklin	—	$622,342	—	—	—	—	—	—	—
Auto lease residual recovery	—	—	—	—	—	—	$13,375	$1,153	—
Commercial lease residual recovery	—	—	—	—	—	—	3,187	—	—
Gain on sale of commercial leases	—	—	$1,044	$16,678	—	—	—	—	—
Principal investment gains, net	$6,579	19,082	19,676	15,880	21,986	15,723	8,799	5,919	$6,710
UAL Guarantee reversal	—	—	741	2,293	20,367	—	—	—	—
Straight-line operating lease rent adjustment	—	—	—	—	—	—	—	—	(18,848)
Severance and related charges, net	(4,107)	(5,777)	(7,638)	(5,582)	(2,409)	(31,934)	(3,530)	(3,341)	(5,341)
Gain on sale of Madison Bank & Trust Co.	—	—	—	—	—	—	10,401	—	—
Charitable Foundation contribution	—	—	—	—	—	(19,464)	—	—	—
Changes in MSR model and assumptions	—	—	—	(36,389)	—	—	—	(13,168)	38,586
Tax accrual adjustments	7,158	4,529	12,299	(4,060)	9,991	22,141	(12,389)	(1,134)	12,553
Securities gain (losses), net	17,540	(8,756)	184	643	7,615	5,904	(720)	3,158	9,265

Total	$27,170	$631,420	$26,306	$(10,537)	$59,801	$(26,291)	$19,123	$(7,413)	$42,925

Average assets	$137,810	$136,893	$138,434	$140,019	$139,396	$142,983	$144,967	$139,673	$138,516
Average equity	14,398	13,388	12,687	12,565	12,468	12,549	12,980	12,752	12,779
Average core deposits	76,322	70,717	69,419	69,434	67,979	68,160	68,462	67,728	67,109
Average total deposits	87,847	84,522	83,507	82,807	82,987	84,018	84,759	80,622	81,522
Return on average assets	.94%	2.44%	1.51%	1.35%	1.33%	1.10%	1.31%	1.80%	1.42%
Return on average total equity	8.99	24.94	16.46	15.10	14.92	12.59	14.61	19.66	15.37
Efficiency ratio	67.37	42.71	58.43	60.14	62.45	64.35	59.19	54.83	58.67

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

ASSETS
Available for sale securities, at cost	$7,434	$7,762	$7,923	$7,709	$7,854	$7,856	$7,897	$7,915	$7,810	$7,854	$7,889	$7,661	$7,635
Portfolio loans:
Commercial	$31,126	$30,847	$30,968	$30,617	$29,918	$29,775	$29,594	$29,514	$29,530	$29,045	$28,656	$28,429	$27,644
Commercial construction	4,811	4,733	4,623	4,282	3,994	3,896	3,798	3,739	3,636	3,585	3,520	3,415	3,410
Commercial real estate	12,890	13,021	13,022	12,376	11,861	11,954	11,992	12,015	12,172	12,197	12,119	11,981	11,922
Residential real estate:
Bank portfolio and other	13,016	12,819	12,401	10,652	8,993	9,086	8,479	8,291	8,125	8,143	7,939	7,819	7,878
First Franklin(1)	8,379	6,802	7,222	7,685	8,046	8,117	9,672	15,627	16,290	16,934	17,571	18,103	18,482
Home equity installment	6,349	6,368	6,397	6,408	6,247	6,260	6,274	6,285	6,291	6,291	6,332	6,303	6,530

Total residential real estate loans	27,744	25,989	26,020	24,745	23,286	23,463	24,425	30,203	30,706	31,368	31,842	32,225	32,890
Home equity lines of credit	14,376	14,115	14,707	14,721	14,861	15,104	15,401	15,696	15,784	16,798	17,070	17,400	20,524
Credit card and other unsecured lines of credit	2,953	3,046	3,061	2,859	2,803	2,747	2,710	2,645	2,610	2,577	2,529	2,479	2,484
Other consumer	5,467	5,498	5,484	5,462	5,253	5,358	5,393	5,283	5,234	5,902	6,033	6,101	6,050

Total portfolio loans	$99,367	$97,249	$97,885	$95,062	$91,976	$92,297	$93,313	$99,095	$99,672	$101,472	$101,769	$102,030	$104,924

Loans held for sale or securitization:
Commercial	$43	$38	$35	$33	$35	$36	$44	$52	$50	$100	$66	$39	$13
Commercial real estate	120	149	250	91	39	172	167	92	90	107	108	213	136
Residential real estate:
National City Mortgage	6,450	6,279	6,283	5,843	5,547	5,513	5,395	5,674	5,830	5,850	5,825	5,605	5,220
First Franklin(1)	96	1,671	1,703	5,571	8,936	9,571	9,099	3,799	3,745	3,133	2,693	2,481	2,278
National Home Equity	879	926	1,306	959	581	654	1,043	775	471	652	592	427	258

Total residential real estate loans held for sale	7,425	8,876	9,292	12,373	15,064	15,738	15,537	10,248	10,046	9,635	9,110	8,513	7,756
Credit card loans	260	425	425	253	—	—	—	—	—	—	—	—	398
Home equity lines of credit	2,121	2,789	3,109	2,682	2,236	3,509	3,289	2,928	2,736	3,746	3,574	3,055	407
Student loans	—	—	—	1	4	8	14	18	12	4	3	4	4

Total loans held for sale or securitization	$9,969	$12,277	$13,111	$15,433	$17,378	$19,463	$19,051	$13,338	$12,934	$13,592	$12,861	$11,824	$8,714

LIABILITIES
Deposits:
Noninterest bearing	$17,604	$16,268	$16,566	$17,101	$16,507	$16,473	$16,593	$16,804	$16,818	$16,960	$16,861	$17,355	$16,830
NOW and money market accounts	33,394	32,549	31,800	30,343	29,370	28,895	28,819	28,842	28,771	28,865	28,731	29,023	28,603
Savings accounts	2,477	2,459	2,366	1,889	1,790	1,820	1,854	1,895	1,960	2,012	2,038	2,077	2,098
Consumer time	24,629	24,459	24,338	23,641	22,198	22,096	22,049	22,025	21,826	21,671	21,534	21,188	20,959

Core deposits	78,104	75,735	75,070	72,974	69,865	69,284	69,315	69,566	69,375	69,508	69,164	69,643	68,490
Other	3,641	3,952	4,179	4,320	4,375	4,714	5,278	5,259	5,095	5,249	6,167	6,136	6,453
Foreign	7,261	7,575	7,968	7,840	10,147	10,042	8,933	9,232	8,469	8,696	7,383	6,478	6,771

Total deposits	$89,006	$87,262	$87,217	$85,134	$84,387	$84,040	$83,526	$84,057	$82,939	$83,453	$82,714	$82,257	$81,714

Federal funds borrowed and security repurchase agreements	$5,288	$5,264	$4,681	$6,405	$7,100	$8,356	$7,903	$6,625	$6,130	$5,759	$4,773	$4,811	$5,684
Borrowed funds	1,264	1,232	1,223	1,290	2,098	2,428	2,168	1,846	1,772	2,373	3,602	2,298	1,968
Long-term debt	24,233	25,018	26,229	26,251	25,839	25,566	27,451	29,132	31,648	32,925	32,940	33,402	33,128

Memo:
Noninterest bearing escrow balances	$3,448	$3,379	$3,329	$4,004	$4,169	$4,037	$4,129	$4,273	$4,343	$4,218	$4,006	$4,031	$3,824
Interest bearing escrow balances	157	153	150	135	136	131	128	134	148	144	139	133	134
Noninterest bearing deposits excluding escrow balances	14,156	12,889	13,237	13,097	12,338	12,436	12,464	12,531	12,475	12,742	12,855	13,324	13,006
Core deposits excluding escrow balances	74,499	72,203	71,591	68,835	65,560	65,116	65,058	65,159	64,884	65,146	65,019	65,479	64,532

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$27	$4	$3	$25	$10	$5	$24	$9	$4	$9	$15	$4	$30
Commercial construction	1	—	—	6	—	2	1	—	—	—	—	2	—
Commercial real estate	2	1	—	5	(1)	2	1	—	1	6	1	(2)	7
Residential real estate	48	12	12	25	14	13	47	21	14	19	15	13	15
Home equity lines of credit	1	9	13	12	7	4	8	7	5	5	5	5	6
Credit card and other unsecured lines of credit	11	12	12	10	8	8	7	7	6	7	7	6	9
Other consumer	5	5	4	5	5	5	4	4	4	3	4	4	7

Total charge-offs	95	43	44	88	43	39	92	48	34	49	47	32	74

Recoveries:
Commercial	5	2	4	5	4	4	6	3	6	5	3	2	6
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	1	—	—	1	—	2	1	1	—	—	—	1	1
Residential real estate	1	2	2	4	4	6	10	7	6	7	7	5	5
Home equity lines of credit	3	2	1	1	1	2	2	2	1	2	2	1	1
Credit card and other unsecured lines of credit	2	2	1	1	1	1	1	1	1	2	1	1	4
Other consumer	2	2	3	1	2	2	2	2	5	3	6	4	5

Total recoveries	14	10	11	13	12	17	22	16	19	19	19	14	22

Net charge-offs	$81	$33	$33	$75	$31	$22	$70	$32	$15	$30	$28	$18	$52

NONPERFORMING ASSETS
Commercial	$120	$134	$123	$124	$152	$146	$142	$157	$189	$178	$154	$157	$165
Commercial construction	51	43	37	38	44	55	55	36	35	36	37	26	27
Commercial real estate	118	115	109	111	96	103	97	102	106	108	112	114	117
Residential real estate:
National City Mortgage	97	97	82	77	82	82	79	75	81	82	85	89	86
First Franklin (1)	68	68	67	65	65	59	62	61	61	60	63	63	62
Other(2)	82	85	94	85	82	31	35	25	22	25	26	25	26

Total real estate — residential	247	250	243	227	229	172	176	161	164	167	174	177	174

Total nonperforming portfolio loans	536	542	512	500	521	476	470	456	494	489	477	474	483
Other real estate owned (OREO):
Commercial	—	—	1	1	—	—	—	—	1	2	2	2	2
Residential real estate:
National City Mortgage(3)	112	113	107	105	89	90	88	84	82	78	83	77	77
First Franklin (1)	145	95	98	116	122	111	104	99	90	84	79	74	69
Other	—	9	6	4	4	4	3	4	3	1	2	1	1

Total real estate — residential	257	217	211	225	215	205	195	187	175	163	164	152	147

Other	6	6	6	3	1	1	2	2	2	2	2	2	2
Total OREO	263	223	218	229	216	206	197	189	178	167	168	156	151
Mortgage loans held for sale and other	2	7	6	3	24	23	22	16	14	11	13	11	13

Total Nonperforming Assets	$801	$772	$736	$732	$761	$705	$689	$661	$686	$667	$658	$641	$647

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$46	$28	$27	$31	$48	$46	$73	$36	$28	$51	$21	$39	$35
Commercial construction	9	2	7	9	14	5	10	9	15	—	1	2	2
Commercial real estate	31	21	22	18	22	14	16	23	22	17	13	8	5
Residential real estate:
National City Mortgage and other	191	166	156	141	141	126	137	135	115	109	113	112	110
First Franklin (1)	644	581	565	567	582	508	501	460	454	407	389	382	365

Total real estate — residential	835	747	721	708	723	634	638	595	569	516	502	494	475

Home equity lines of credit	47	49	44	37	41	38	24	25	21	21	19	20	20
Credit card and other unsecured lines of credit	35	37	37	35	31	29	24	23	21	21	22	21	20
Other consumer	10	10	11	11	10	11	11	9	8	8	8	8	8
Mortgage loans held for sale and other	19	117	108	89	81	73	53	50	45	40	25	21	29

Total Loans 90+ Days Past Due	$1,032	$1,011	$977	$938	$970	$850	$849	$770	$729	$674	$611	$613	$594

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are in run-off.

(2)	Includes loans to residential real estate developers whose loans are collateralized by real estate.

(3)	Effective March 31, 2006, a change in regulatory reporting requirements resulted in a reclassification of residential real estate loans in foreclosure, which are insured by GNMA, to Other Real Estate Owned (OREO).

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

COMMON STOCK ROLLFORWARD
Beginning balance	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0	610.3
Shares issued under stock award plans	1.4	2.2	2.2	.4	.6	1.0	.6	.2	.6	.9	1.9	.8	.9
Shares issued for acquisitions	—	—	13.7	29.5	—	—	—	—	—	—	—	—	—
Shares repurchased under repurchase authorizations(1)	(55.2)	—	—	—	—	(.6)	(2.0)	(1.7)	(.6)	(5.6)	(1.2)	(.9)	(1.0)
Shares exchanged for stock award plans	(.6)	(.4)	(.2)	(.1)	(.2)	(.1)	—	(.1)	(.2)	(.1)	(.3)	(.4)	(.2)

Ending balance	595.5	649.9	648.1	632.4	602.6	602.2	601.9	603.3	604.9	605.1	609.9	609.5	610.0

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(1)	55.2	—	—	—	—	.6	2.0	1.7	.6	5.6	1.2	.9	1.0
Average price per share of repurchased common shares	$38.30	—	—	—	—	$37.02	$36.21	$36.32	$36.31	$36.12	$37.00	$34.92	$34.62
Total cost	$2,113.7	—	—	—	—	$22.7	$71.1	$62.4	$22.3	$204.3	$44.4	$30.6	$35.8
Common shares remaining under authorization(2)	28.6	43.5	43.5	43.5	13.5	13.5	14.1	16.1	17.8	18.4	24.0	25.2	26.1

Shares outstanding:
Average basic	605.2	648.2	643.3	631.2	602.4	601.8	602.7	603.7	605.1	608.9	610.3	609.8	609.6
Average diluted	613.7	657.6	651.9	640.0	611.2	610.7	611.0	611.9	613.3	617.5	619.4	617.7	617.7

(1)	March 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(2)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

Line of business staff:
Retail Banking	12,555	12,550	12,599	12,477	12,360	12,312	12,377	12,400	12,426	12,395	12,109	12,126	12,130
Commercial Banking-Regional	1,821	1,834	1,833	1,827	1,822	1,831	1,834	1,843	1,797	1,815	1,820	1,829	1,845
Commercial Banking-National	605	595	596	586	602	593	583	591	591	576	582	583	577
Mortgage Banking:
National City Mortgage	6,890	6,813	6,788	6,804	6,843	6,764	6,837	6,860	6,937	7,088	7,268	7,344	7,305
National Home Equity	417	408	405	404	406	408	408	405	406	439	438	444	454

Total Mortgage Banking	7,307	7,221	7,193	7,208	7,249	7,172	7,245	7,265	7,343	7,527	7,706	7,788	7,759
Asset Management	1,528	1,510	1,514	1,513	1,508	1,501	1,489	1,508	1,516	1,521	1,529	1,535	1,523
Corporate support staff(2)(3)(4)	8,495	8,567	8,511	7,659	10,210	10,067	10,093	10,084	10,065	10,117	10,037	10,001	10,014

Total Employees	32,311	32,277	32,246	31,270	33,751	33,476	33,621	33,691	33,738	33,951	33,783	33,862	33,848

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.

(4)	Includes full-time employees associated with the Harbor and Fidelity acquisitions not yet assigned to business units.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

Average Total Deposits(1)(2)	$58,160	$57,270	$56,820	$56,932	$56,486	$56,102	$56,096	$56,081	$56,139	$56,220	$55,723	$55,777	$55,237

DEPOSIT ACCOUNT METRICS(1)(2)(3)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,183	$3,082	$2,974	$2,997	$2,916	$2,935	$3,004	$2,988	$3,058	$3,095	$3,123	$3,304	$3,253
Number of accounts(4)	1,683	1,678	1,682	1,685	1,689	1,696	1,706	1,712	1,703	1,701	1,695	1,698	1,709

Interest Bearing Checking
Average total balance	$8,368	$8,179	$8,207	$8,256	$8,077	$7,993	$8,029	$8,036	$8,072	$8,132	$8,107	$8,324	$8,095
Number of accounts(4)	1,153	1,150	1,138	1,127	1,122	1,113	1,101	1,088	1,068	1,054	1,036	1,017	999

Money Market Savings
Average total balance	$14,988	$14,641	$14,348	$14,044	$13,860	$13,741	$13,709	$13,751	$13,760	$13,820	$13,771	$13,695	$13,681
Number of accounts(4)	1,011	1,015	989	972	960	949	937	920	893	878	858	840	824

Regular savings
Average total balance	$1,520	$1,505	$1,517	$1,532	$1,555	$1,580	$1,605	$1,652	$1,717	$1,764	$1,793	$1,819	$1,833
Number of accounts(4)	512	519	526	534	540	547	556	563	574	583	591	599	607

Business Deposits:
Average total balance	$8,261	$8,227	$8,200	$8,498	$8,493	$8,377	$8,341	$8,258	$8,329	$8,362	$8,066	$8,043	$8,028
Number of accounts(4)	407	406	404	405	405	404	402	401	398	396	394	393	390

Time Deposits:
Average total balance	$21,649	$21,485	$21,459	$21,480	$21,465	$21,368	$21,301	$21,286	$21,099	$20,949	$20,759	$20,499	$20,253
Number of accounts(4)	1,035	1,055	1,051	1,055	1,061	1,055	1,059	1,059	1,052	1,042	1,031	1,026	1,017

CONSUMER LOAN PRODUCTION METRICS (# of loans)(1)(3)
Installment loan originations:
Home equity(5)	2,116	1,992	1,608	1,718	2,124	2,337	2,110	3,074	2,531	2,491	2,421	1,966	2,702
Other(6)	2,487	1,591	1,943	1,814	2,126	2,137	1,912	2,331	2,098	2,057	2,264	1,689	1,570
Home equity and other lines of credit	6,825	5,387	4,911	5,355	5,833	6,547	6,550	6,720	5,087	6,541	6,577	6,912	6,193

Total consumer loan originations	11,428	8,970	8,462	8,887	10,083	11,021	10,572	12,125	9,716	11,089	11,262	10,567	10,465

BANK BRANCHES AND OTHER(7)
Total bank branches	1,357	1,361	1,357	1,303	1,254	1,254	1,253	1,254	1,248	1,245	1,243	1,231	1,230
ATMs	2,098	2,092	2,088	2,013	1,965	1,964	1,960	1,957	1,960	1,968	1,967	1,954	1,949
Online banking customers	1,760,334	1,720,157	1,692,859	1,680,939	1,621,800	1,604,609	1,572,084	1,539,606	1,492,613	1,462,992	1,421,577	1,390,907	1,359,249

(1)	Excludes amounts associated with the Harbor and Fidelity acquisitions.

(2)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(3)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the Mortgage Banking line of business are excluded from the consumer loan production metrics.

(4)	Represents period-end number of accounts in thousands.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

(7)	Includes amounts associated with the Harbor and Fidelity acquisitions.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$61,929	$62,322	$61,369	$61,805	$60,546	$60,468	$59,744	$58,736	$59,217	$61,230	$62,131	$62,669	$66,748
Acquisition	—	—	99	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	541	(117)	491	28	651	698	731	963	446	(551)	(594)	452	939
Other activity, net	(284)	(276)	363	(464)	608	(620)	(7)	45	(927)	(1,462)	(307)	(990)	(5,018)

Value at end of period	62,186	61,929	62,322	61,369	61,805	60,546	60,468	59,744	58,736	59,217	61,230	62,131	62,669

Non-managed assets:
Value at beginning of period	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018	43,340
Acquisition	—	—	19	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	606	(66)	450	744	595	423	875	8	839	(168)	(192)	456	306
Other activity, net	(421)	284	34	(1,752)	(489)	392	251	(22)	698	(204)	421	(70)	4,372

Value at end of period	51,729	51,544	51,326	50,823	51,831	51,725	50,910	49,784	49,798	48,261	48,633	48,404	48,018

Total assets at end of period	$113,915	$113,473	$113,648	$112,192	$113,636	$112,271	$111,378	$109,528	$108,534	$107,478	$109,863	$110,535	$110,687

Proprietary mutual fund assets (included above)	$13,247	$13,089	$12,999	$12,672	$12,545	$12,036	$11,946	$11,879	$11,672	$11,848	$11,833	$11,828	$12,198
NATIONAL CITY MORTGAGE STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

ORIGINATION AND SALES DATA
Applications(1)	$8,941	$6,725	$6,700	$6,214	$6,323	$6,514	$5,871	$6,462	$5,361	$5,979	$6,508	$6,017	$7,137

Percentage of applications represented by refinances	54%	55%	59%	63%	59%	58%	56%	52%	48%	46%	46%	45%	47%

Originations:
Retail	$2,508	$2,014	$2,158	$2,302	$2,162	$2,276	$2,196	$2,439	$2,225	$2,625	$2,571	$2,294	$2,398
Wholesale	1,887	1,432	1,834	1,669	1,429	1,539	1,225	1,318	1,030	1,343	1,336	1,260	1,438
Less: loan originations for other units (NHE) and portfolio	(389)	(333)	(363)	(377)	(409)	(431)	(398)	(402)	(366)	(404)	(408)	(427)	(430)

Total originations for sale	$4,006	$3,113	$3,629	$3,594	$3,182	$3,384	$3,023	$3,355	$2,889	$3,564	$3,499	$3,127	$3,406

Percentage of originations represented by refinances	54%	59%	63%	59%	56%	56%	52%	48%	47%	43%	46%	48%	50%

Loan Sales:
Loans sold servicing retained	$3,107	$2,710	$2,784	$2,377	$2,564	$2,070	$2,581	$2,325	$2,504	$2,868	$2,549	$2,167	$2,198
Loans sold servicing released	286	181	202	328	358	467	231	463	316	235	237	266	258

Total loan sales	$3,393	$2,891	$2,986	$2,705	$2,922	$2,537	$2,812	$2,788	$2,820	$3,103	$2,786	$2,433	$2,456

SERVICING DATA
Mortgage loans serviced for third parties	$164,733	$164,051	$163,377	$162,264	$161,984	$161,740	$162,202	$161,653	$160,895	$161,096	$160,652	$160,777	$160,983

(1)	Includes loans originated for sale and held in portfolio
NATIONAL HOME EQUITY STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

NATIONAL HOME EQUITY ORIGINATION DATA
Home equity lines of credit (HELOCs)(1)	$832	$763	$781	$817	$862	$932	$847	$936	$797	$874	$981	$899	$1,019
Home equity loans (HELOANs)(2)	600	318	374	393	403	401	333	384	333	313	283	233	159

Total originations	$1,432	$1,081	$1,155	$1,210	$1,265	$1,333	$1,180	$1,320	$1,130	$1,187	$1,264	$1,132	$1,178

NATIONAL HOME EQUITY SALE DATA
HELOCs sold servicing retained	$633	$803	$346	—	$843	$1,132	—	$133	$1,162	$1,099	—	—	$1,097
HELOCs sold servicing released	—	—	—	—	—	—	—	—	—	—	—	—	—

HELOANs sold servicing retained	399	726	—	—	227	353	—	—	516	190	—	$230	—
HELOANs sold servicing released	—	—	—	—	230	247	$241	—	49	—	—	—	—

Total sales	$1,032	$1,529	$346	—	$1,300	$1,732	$241	$133	$1,727	$1,289	—	$230	$1,097

(1)	Represents the total line of credit commitment amount.

(2)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the residential real estate loan portfolio on the consolidated balance sheet.

Unaudited
National City Corporation
Monthly Financial Trends
RUN-OFF LOAN PORTFOLIO STATISTICS
($ in millions)

	March	February	January	December	November	October	September	August	July	June	May	April	March
	2007	2007	2007	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006

FIRST FRANKLIN(1)

Period-end portfolio balance	$8,217	$6,495	$6,983	$7,480	$7,903	$8,257	$8,302	$15,326	$16,000	$16,583	$17,281	$17,918	$18,254
Weighted-average note rate	7.40%	7.58%	7.53%	7.98%	7.92%	7.87%	7.83%	7.53%	7.51%	7.48%	7.45%	7.41%	7.34%
Weighted-average loan size	$94,261	$91,019	$91,761	$92,690	$93,614	$94,528	$95,025	$101,908	$102,390	$102,939	$103,645	$104,339	$106,513
Weighted-average credit score(2)(3)	628	628	629	629	629	635	635	644	644	645	645	647	647
First-lien weighted-average loan-to-value ratio(4)	77.38%	77.61%	77.63%	77.70%	77.75%	77.84%	77.92%	77.19%	77.25%	77.31%	77.37%	77.44%	77.48%
Net charge-offs	$40	$6	$7	$8	$6	$3	$24	$11	$5	$5	$6	$5	$7
Loans 90 days past due	642	580	564	566	580	506	500	459	452	405	387	380	364
Portfolio delinquency rate	20.89%	21.08%	20.82%	20.92%	18.98%	18.21%	16.84%	11.49%	10.94%	9.84%	8.95%	8.88%	7.40%

NATIONAL HOME EQUITY(5)

Home Equity Lines of Credit(HELOC) Portfolio:
Period-end portfolio balance	$5,424	$5,541	$5,748	$5,928	$6,156	$6,393	$6,671	$6,979	$7,270	$7,933	$8,201	$8,600	$8,906
Weighted-average credit score(2)(3)	729	729	729	731	731	731	731	731	731	732	732	732	731
Weighted-average cumulative loan-to-value ratio(6)	79.59%	79.55%	79.51%	79.54%	79.64%	79.48%	79.71%	79.62%	79.65%	79.69%	79.76%	79.79%	79.97%
Utilization rate	48%	48%	49%	49%	49%	50%	50%	50%	51%	51%	51%	52%	52%
Net charge-offs	$4	$1	$5	$7	$4	$1	$4	$3	$2	$1	$2	$1	$2
Loans 90 days past due	21	22	21	19	22	20	12	13	14	10	7	8	8

Home Equity Loans(HELOAN) Portfolio:
Period-end portfolio balance	$1,331	$1,350	$1,387	$1,412	$1,403	$1,430	$1,461	$1,503	$1,543	$1,577	$1,632	$1,618	$1,690
Weighted-average credit score(2)(3)	737	738	738	738	738	738	737	737	736	736	735	735	735
Weighted-average cumulative loan-to-value ratio(6)	89.35%	89.34%	89.37%	89.38%	89.41%	89.41%	89.43%	89.42%	89.45%	89.46%	89.45%	89.44%	89.46%
Net charge-offs	$1	—	—	—	$1	—	$1	—	—	—	$1	—	—
Loans 90 days past due	1	$1	$1	$1	1	$1	1	$1	$1	—	1	$1	—

(1)	Represents nonconforming residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is in run-off.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	National Home Equity represents a division under the Mortgage Banking line of business. As a result of the originate-and-sell strategy for nonfootprint broker-sourced home equity loans and lines of credit, these portfolios are in run-off.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.